PHOENIX INVESTMENT PARTNERS

                                     ANNUAL REPORT

                                                           DECEMBER 31, 1999

ENGEMANN
                                                           Phoenix-Engemann
                                                           Balanced Return Fund

                                                           Phoenix-Engemann
                                                           Focus Growth Fund

                                                           Phoenix-Engemann
                                                           Nifty Fifty Fund

                                                           Phoenix-Engemann
                                                           Small & Mid-Cap
                                                           Growth Fund

                                                           Phoenix-Engemann
                                                           Value 25 Fund


[LOGO]  PHOENIX
        INVESTMENT PARTNERS

MESSAGE FROM THE CHAIRMAN

DEAR SHAREHOLDER:
[PHOTO]

  Midst the glee of welcoming in a new millennium and bidding adieu to an innocuous Y2K bug, there was additional cause for celebration by shareholders in the Phoenix-Engemann Funds. More details follow, but here is a performance snapshot.

  The Phoenix-Engemann Nifty Fifty Fund and the Phoenix-Engemann Balanced Fund posted double-digit returns, outperforming their benchmarks. Based on the net asset value of Class A shares, shareholders in the Phoenix-Engemann Focus Growth Fund enjoyed an extraordinary return of nearly 50% for the year, and shareholders in the Phoenix-Engemann Small & Mid-Cap Growth Fund saw their shares rise over 80% in value. Both funds clearly benefited from the strong performance tech stocks experienced in 1999.

  The selectivity of 1999's advance in stocks was remarkable. Technology companies were the hands-down winners. In fact, excluding the technology sector, the S&P 500's(1) 21.1% gain for the year would have been reduced to 3.1%. The extraordinary market selectivity was also evident in the differential result of growth and value investment approaches--one reason the Phoenix-Engemann Value 25 Fund lagged in its return. Not only does the Fund emphasize value, it also emphasizes dividend yield. Last year wasn't the year for value or dividend yield.

  Can the markets continue their unprecedented run of double-digit gains? While it is impossible to guess what lies ahead, this may be a good time to recall some old-fashioned "rules of investing": (1) DIVERSIFY, (2) STICK WITH YOUR LONG-TERM INVESTMENT PLAN, and (3) IGNORE THE HERD.

  DIVERSIFICATION can't cure volatility or extreme market selectivity, but it can be great balm for its pain. If you include large-cap, small-cap, growth, value, and balanced funds in your portfolio, you may not earn the peak return of the best one...but you'll avoid having everything in the one category that takes the biggest fall.

  STICK WITH YOUR PLAN is what I refer to as "stay on the train." Decide on your goal, select the investments you feel comfortable with to get you there, and then muster the courage to hang on through a bumpy ride. Trying to time the market is something even experts seldom do successfully.

             Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.
(1) THE S&P 500 INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF STOCK MARKET TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

  IGNORE THE HERD when the market slides and headlines rail against stocks. It's tempting to pull out of the market and tuck your dollars under the mattress, but that's when it's time to remind yourself that company fundamentals propel stock prices over the long term.

  What is our outlook for the future? Can stocks continue with their extraordinary upward movement? With many market indices at all-time highs at the end of the year, there are those that predict misfortune ahead. Certainly in the early days of 2000, we saw a bit of a correction.

  Yet, despite lofty prices and a relentless market climb, particularly in dot.com issues, we see little cause for a reversal ahead. The economy is strong, inflation looks as if it will remain tame, and earnings keep on growing. Such ingredients are typically conducive to a thriving stock market. The Fed may or may not hike interest rates, but uncertainty over that issue tends to keep a lid on outlandish investor euphoria.

  So as always, we will side with the optimists and say that "yes," we believe another good year lies ahead. Perhaps not as high into the double digits as we've seen in the past few years, but pleasantly good nonetheless.

  If you have any questions, please contact your financial advisor or call us at 1-800-243-1574 between 8:00 a.m. and 6:00 p.m. Eastern Time, Monday through Friday.

Sincerely,

/s/ Roger Engemann

Roger Engemann

JANUARY 14, 2000

TABLE OF CONTENTS

Phoenix-Engemann Balanced Return Fund.....................................     4
Phoenix-Engemann Focus Growth Fund........................................    13
Phoenix-Engemann Nifty Fifty Fund.........................................    21
Phoenix-Engemann Small & Mid-Cap Growth Fund..............................    30
Phoenix-Engemann Value 25 Fund............................................    40
Notes to Financial Statements.............................................    48

PHOENIX-ENGEMANN BALANCED RETURN FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, ROGER ENGEMANN, CFA, JAMES MAIR, CFA, AND JOHN TILSON, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund seeks to maximize total investment return, consistent with reasonable risk by investing in a mix of high quality growth stocks and U.S. government securities.

Q: HOW DID THE FUND PERFORM FOR THE 12 MONTHS ENDED DECEMBER 31, 1999?

A: The Phoenix-Engemann Balanced Fund had another good year in 1999. Class A shares returned 18.10%, Class B shares returned 17.22%, and Class C shares returned 17.22% compared with a return of 12.21% for the Fund's benchmark index(1) and an average return of 8.69% for a peer universe of 449 balanced funds, according to Lipper, Inc. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

Q: WHAT WERE THE PRIMARY REASONS BEHIND THE FUND'S SUCCESS IN 1999?

A: Our heavy emphasis on the technology sector was the primary reason for the Fund's outperformance this year. Names like Sun Microsystems, EMC Corp, Cisco Systems, and Texas Instruments were all up in excess of 100% for the year. In fact, Sun Microsystems was up 208% for 1999. In non-technology sectors, we saw strong performance from names like Home Depot (up 69%) and Citigroup (up 70%).

Q: WHAT WERE SOME OF THE DISAPPOINTMENTS OF THE FUND IN 1999?

A: Avon and Tyco were two disappointments this year. Both were new positions for us in 1999 and both traded down during the year. We expected Avon to grow at a high-teens rate through a successful restructuring of its operations and improved growth overseas. This thesis did not play out as we expected, and we subsequently sold the stock. Tyco's valuation fell during the year as some questioned the legitimacy of the company's accounting practices. Although we are disappointed with the stock performance in 1999, our growth expectations for the company have not changed. We expect Tyco to get past the accounting issue and look for Tyco to be a strong performer in 2000.

Q: HOW DID THE FIXED-INCOME PORTION OF THE PORTFOLIO PERFORM DURING THE YEAR?

A: Last year was not the best of times for the bonds in the portfolio, given that the Fed increased interest rates three separate times in 1999. When interest rates rise, the value of the bonds in the portfolio declines.

    However, volatility in the bond market sometimes presents certain opportunities. In November, we swapped Treasury bonds that matured in 2026 for ones that matured in 2016. This trade lowered

(1) THE FUND'S BENCHMARK IS A COMPOSITE OF 60% OF THE S&P 500 INDEX RETURN, 30% OF THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX RETURN, AND 10% OF THE 90-DAY TREASURY BILL RETURN. THE S&P IS A COMMONLY USED MEASURE OF STOCK MARKET TOTAL RETURN PERFORMANCE. THE LEHMAN BROTHERS GOVERNMENT/ CORPORATE INDEX IS A COMMONLY USED MEASURE OF BOND MARKET TOTAL RETURN PERFORMANCE. THE INDICES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT. THE 90-DAY TREASURY BILL IS A COMMONLY USED MEASURE OF SHORT-TERM DEBT TOTAL RETURN PERFORMANCE.
4
the duration (i.e., a technical measure of volatility) of the portfolio, while increasing the portfolio yield. It also allowed us to realize some capital losses in the bonds that were used to offset other gains.

Q: WHAT IS THE OUTLOOK FOR THE FUND IN 2000?

A: We continue to see the best growth prospects in the technology sector. The Fund will continue to emphasize technology in the portfolio, although we expect the sector to be volatile. We believe the Fund's large weight in fixed-income should provide our investors an excellent way to participate in this growth without the level of volatility seen in our other growth funds.

                                                                JANUARY 31, 2000

Phoenix-Engemann Balanced Return Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 12/31/99

                                                                      INCEPTION    INCEPTION
                                          1 YEAR  5 YEARS  10 YEARS  TO 12/31/99      DATE
                                          ------  -------  --------  -----------  ------------
Class A Shares at NAV(2)                  18.10%   22.14%    14.42%         --            --
Class A Shares at POP(3)                  12.49    20.95     13.86          --            --
Class B Shares at NAV(2)                  17.22    21.19        --       16.42%       1/3/94
Class B Shares with CDSC(4)               13.22    21.19        --       16.42        1/3/94
Class C Shares at NAV(2)                  17.22    21.19        --       16.42        1/3/94
Class C Shares with CDSC(4)               17.22    21.19        --       16.42        1/3/94
Balanced Benchmark(6)                     12.21    19.83     13.85       16.07        Note 7

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge. Prior to 1/20/98, the maximum front-end sales charge was 5.5%.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase.
     CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5) This chart illustrates POP returns on Class A Shares for ten years. Returns on Class B and Class C Shares will vary due to differing sales charges.
(6) The Balanced Benchmark is a composite index made up of 60% of the S&P 500 Index return, 30% of the Lehman Brothers Government/Corporate Bond Index return and 10% of the 90-day Treasury Bill return. The Index's performance does not reflect sales charges.
(7)  Index information from 1/31/94 to 12/31/99.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 12/31

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     PHOENIX-ENGEMANN BALANCED RETURN FUND CLASS A(5)  BALANCED BENCHMARK(6)
89                                          $9,525.00             $10,000.00
90                                          $9,487.00             $10,150.00
91                                         $13,177.00             $12,558.00
92                                         $13,768.00             $13,475.00
93                                         $14,104.00             $14,775.00
94                                         $13,479.00             $14,807.00
95                                         $17,142.00             $19,015.00
96                                         $20,191.00             $21,884.00
97                                         $24,024.00             $26,955.00
98                                         $31,019.00             $32,599.00
99                                         $36,633.00             $36,580.00

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/31/89 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                       12/31/99
As a percentage of equity holdings

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology              50%
Consumer Cyclicals      18%
Health-Care             13%
Financials               8%
Communication Services   7%
Capital Goods            3%
Consumer Staples         1%

Phoenix-Engemann Balanced Return Fund

TEN LARGEST HOLDINGS AT DECEMBER 31, 1999 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  U.S. Government Securities                                    24.5%
        U.S. TREASURY BONDS & NOTES
    2.  Cisco Systems, Inc.                                            5.4%
        LEADING PRODUCER OF SWITCHES AND ROUTERS FOR INTERNETWORKING
    3.  MCI WorldCom, Inc.                                             5.1%
        COMPREHENSIVE TELECOMMUNICATIONS SERVICE PROVIDER
    4.  Texas Instruments, Inc.                                        4.5%
        LEADING SUPPLIER OF DIGITAL SIGNAL PROCESSORS FOR THE COMMUNICATION
        MARKET
    5.  Microsoft Corp.                                                4.2%
        WORLD'S LEADING COMPUTER SOFTWARE COMPANY
    6.  Home Depot, Inc. (The)                                         4.2%
        LEADING HOME IMPROVEMENT RETAILER
    7.  BMC Software, Inc.                                             3.7%
        DEVELOPER OF IBM-COMPATIBLE SOFTWARE
    8.  Intel Corp.                                                    3.5%
        DESIGNS, DEVELOPS AND MARKETS ADVANCED MICROCOMPUTER COMPONENTS
    9.  EMC Corp.                                                      2.9%
        LEADING SUPPLIER OF ENTERPRISE STORAGE SOLUTIONS
   10.  Lucent Technologies, Inc.                                      2.8%
        LEADING SUPPLIER OF TELECOMMUNICATIONS EQUIPMENT

                        INVESTMENTS AT DECEMBER 31, 1999

                                 STANDARD
                                 & POOR'S      PAR
                                  RATING      VALUE
                                (Unaudited)   (000)            VALUE
                                -----------  --------  ---------------------
U.S. GOVERNMENT SECURITIES--24.5%

U.S. TREASURY BONDS--12.9%
U.S. Treasury Bonds 9.25%,
2/15/16.......................      AAA      $ 18,000  $          22,223,486

U.S. TREASURY NOTES--11.6%
U.S. Treasury Notes 6.50%,
8/15/05.......................      AAA        20,000             19,994,824
----------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $43,430,557)                                     42,218,310
----------------------------------------------------------------------------

                                              SHARES
                                             --------
COMMON STOCKS--72.8%

BANKS (MAJOR REGIONAL)--0.8%
Wells Fargo Co................                 35,000              1,415,312
COMMUNICATIONS EQUIPMENT--5.6%
Lucent Technologies, Inc......                 65,000              4,862,812
Tellabs, Inc.(b)..............                 75,000              4,814,062
                                                       ---------------------
                                                                   9,676,874
                                                       ---------------------

COMPUTERS (HARDWARE)--4.5%
Dell Computer Corp.(b)........                 37,000              1,887,000
International Business
Machines Corp.................                 16,000              1,728,000
Sun Microsystems, Inc.(b).....                 52,000              4,026,750
                                                       ---------------------
                                                                   7,641,750
                                                       ---------------------

                                              SHARES           VALUE
                                             --------  ---------------------

COMPUTERS (NETWORKING)--5.4%
Cisco Systems, Inc.(b)........                 87,000  $           9,319,875

COMPUTERS (PERIPHERALS)--2.9%
EMC Corp.(b)..................                 46,000              5,025,500

COMPUTERS (SOFTWARE & SERVICES)--9.6%
America Online, Inc.(b).......                 38,000              2,866,625
BMC Software, Inc.(b).........                 80,000              6,395,000
Microsoft Corp.(b)............                 62,000              7,238,500
                                                       ---------------------
                                                                  16,500,125
                                                       ---------------------

ELECTRICAL EQUIPMENT--1.8%
General Electric Co...........                 20,000              3,095,000

ELECTRONICS (SEMICONDUCTORS)--8.0%
Intel Corp....................                 73,000              6,008,812
Texas Instruments, Inc........                 80,000              7,750,000
                                                       ---------------------
                                                                  13,758,812
                                                       ---------------------

FINANCIAL (DIVERSIFIED)--4.6%
American Express Co...........                 19,000              3,158,750
Citigroup, Inc................                 70,500              3,917,156
Freddie Mac...................                 19,000                894,188
                                                       ---------------------
                                                                   7,970,094
                                                       ---------------------

HEALTH CARE (DIVERSIFIED)--2.6%
Warner-Lambert Co.............                 55,000              4,506,563

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--4.5%
Merck & Co., Inc..............                 58,000              3,889,625

                       See Notes to Financial Statements                       7

Phoenix-Engemann Balanced Return Fund


                                              SHARES           VALUE
                                             --------  ---------------------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--CONTINUED
Pfizer, Inc...................                120,000  $           3,892,500
                                                       ---------------------
                                                                   7,782,125
                                                       ---------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--2.2%
Medtronic, Inc................                104,000              3,789,500

INVESTMENT BANKING/BROKERAGE--0.4%
Merrill Lynch & Co., Inc......                  7,000                584,500

LODGING-HOTELS--1.4%
Carnival Corp.................                 50,000              2,390,625
MANUFACTURING (DIVERSIFIED)--0.9%
Tyco International Ltd........                 40,000              1,555,000

RETAIL (BUILDING SUPPLIES)--4.2%
Home Depot, Inc. (The)........                105,000              7,199,063
RETAIL (DRUG STORES)--0.6%
Walgreen Co...................                 36,000              1,053,000

RETAIL (GENERAL MERCHANDISE)--4.7%
Costco Wholesale Corp.(b).....                 30,000              2,737,500
Dayton Hudson Corp.(b)........                 48,000              3,525,000
Wal-Mart Stores, Inc..........                 25,000              1,728,125
                                                       ---------------------
                                                                   7,990,625
                                                       ---------------------

                                              SHARES           VALUE
                                             --------  ---------------------

RETAIL (SPECIALTY)--0.8%
Staples, Inc.(b)..............                 68,000  $           1,411,000

SERVICES (ADVERTISING/MARKETING)--1.6%
Interpublic Group of Cos.,
Inc. (The)....................                 48,000              2,769,000

SERVICES (COMMERCIAL & CONSUMER)--0.6%
Cendant Corp.(b)..............                 38,000              1,009,375

TELECOMMUNICATIONS (LONG DISTANCE)--5.1%
MCI WorldCom, Inc.(b).........                163,500              8,675,719
----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $72,614,890)                                    125,119,437
----------------------------------------------------------------------------

TOTAL INVESTMENTS--97.3%
(IDENTIFIED COST $116,045,447)                                   167,337,747(a)
Cash and receivables, less liabilities--2.7%                       4,576,421
                                                       ---------------------
NET ASSETS--100.0%                                     $         171,914,168
                                                       =====================

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $54,354,476 and gross depreciation of $3,062,176 for federal income tax purposes. At December 31, 1999, the aggregate cost of securities for federal income tax purposes was $116,045,447.
(b)  Non-income producing.

                       See Notes to Financial Statements

Phoenix-Engemann Balanced Return Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

ASSETS
Investment securities at value
  (Identified cost $116,045,447)                              $  167,337,747
Cash                                                               3,240,835
Receivables
  Dividends and interest                                           1,155,077
  Fund shares sold                                                   766,688
                                                              --------------
    Total assets                                                 172,500,347
                                                              --------------
LIABILITIES
Payables
  Fund shares repurchased                                            195,930
  Distribution fee                                                   181,548
  Investment advisory fee                                            104,046
  Administration fee                                                  75,531
  Trustees' fee                                                        5,428
Accrued expenses                                                      23,696
                                                              --------------
    Total liabilities                                                586,179
                                                              --------------
NET ASSETS                                                    $  171,914,168
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  120,639,234
Accumulated net realized loss                                        (17,366)
Net unrealized appreciation                                       51,292,300
                                                              --------------
NET ASSETS                                                    $  171,914,168
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $123,482,321)                3,182,804
Net asset value per share                                             $38.80
Offering price per share $38.80/(1-4.75%)                             $40.73
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $30,579,915)                   801,956
Net asset value and offering price per share                          $38.13
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $17,851,932)                   467,186
Net asset value and offering price per share                          $38.21

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
Interest                                                      $   2,319,314
Dividends                                                           376,564
                                                              -------------
    Total investment income                                       2,695,878
                                                              -------------
EXPENSES
Investment advisory fee                                             931,902
Distribution fee, Class A                                           233,049
Distribution fee, Class B                                           207,186
Distribution fee, Class C                                           121,488
Administration                                                      680,433
Professional                                                         20,268
Trustees                                                             12,365
                                                              -------------
    Total expenses                                                2,206,691
                                                              -------------
NET INVESTMENT INCOME                                               489,187
                                                              -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                   5,917,606
Net change in unrealized appreciation (depreciation) on
  investments                                                    17,431,518
                                                              -------------
NET GAIN ON INVESTMENTS                                          23,349,124
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  23,838,311
                                                              =============

                       See Notes to Financial Statements                       9

Phoenix-Engemann Balanced Return Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended   Year Ended
                                            12/31/99     12/31/98
                                          ------------  -----------
FROM OPERATIONS
  Net investment income (loss)            $    489,187  $   790,648
  Net realized gain (loss)                   5,917,606    8,795,193
  Net change in unrealized appreciation
    (depreciation)                          17,431,518   11,029,950
                                          ------------  -----------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS               23,838,311   20,615,791
                                          ------------  -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A              (489,187)    (718,900)
  Net investment income, Class B                    --      (51,501)
  Net investment income, Class C                    --      (31,607)
  Net realized gains, Class A               (6,406,492)  (4,454,688)
  Net realized gains, Class B               (1,606,363)    (700,523)
  Net realized gains, Class C                 (906,849)    (468,778)
  In excess of net investment income,
    Class A                                    (25,941)          --
  In excess of net realized gains,
    Class A                                    (29,581)          --
  In excess of net realized gains,
    Class B                                     (7,417)          --
  In excess of net realized gains,
    Class C                                     (4,187)          --
                                          ------------  -----------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS           (9,476,017)  (6,425,997)
                                          ------------  -----------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (1,413,697 and 511,438 shares,
    respectively)                           51,433,069   16,268,814
  Net asset value of shares issued from
    reinvestment of distributions
    (167,310 and 140,176 shares,
    respectively)                            6,421,251    4,824,840
  Cost of shares repurchased (483,447
    and 514,775 shares, respectively)      (17,823,682) (16,514,937)
                                          ------------  -----------
Total                                       40,030,638    4,578,717
                                          ------------  -----------
CLASS B
  Proceeds from sales of shares (521,062
    and 131,818 shares, respectively)       18,703,613    4,376,531
  Net asset value of shares issued from
    reinvestment of distributions
    (37,162 and 20,594 shares,
    respectively)                            1,402,126      699,581
  Cost of shares repurchased (91,202 and
    72,187 shares, respectively)            (3,292,239)  (2,275,763)
                                          ------------  -----------
Total                                       16,813,500    2,800,349
                                          ------------  -----------
CLASS C
  Proceeds from sales of shares (263,121
    and 69,806 shares, respectively)         9,526,650    2,171,650
  Net asset value of shares issued from
    reinvestment of distributions
    (21,486 and 13,470 shares,
    respectively)                              812,372      458,553
  Cost of shares repurchased (38,401 and
    56,060 shares, respectively)            (1,373,573)  (1,759,923)
                                          ------------  -----------
Total                                        8,965,449      870,280
                                          ------------  -----------
CLASS M
  Proceeds from sales of shares (0 and
    3,393 shares, respectively)                     --      100,100
  Cost of shares repurchased (0 and
    3,393 shares, respectively)                     --     (112,685)
                                          ------------  -----------
Total                                               --      (12,585)
                                          ------------  -----------
  NET INCREASE (DECREASE) IN NET ASSETS
    FROM SHARE TRANSACTIONS                 65,809,587    8,236,761
                                          ------------  -----------
  NET INCREASE (DECREASE) IN NET ASSETS     80,171,881   22,426,555
                                          ------------  -----------
NET ASSETS
  Beginning of period                       91,742,287   69,315,732
                                          ------------  -----------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF $0
    AND $0, RESPECTIVELY]                 $171,914,168  $91,742,287
                                          ============  ===========

10                     See Notes to Financial Statements

Phoenix-Engemann Balanced Return Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                           CLASS A
                                 -----------------------------------------------------------
                                                   YEAR ENDED DECEMBER 31,
                                 -----------------------------------------------------------
                                  1999         1998         1997         1996         1995
Net asset value, beginning of
  period                         $ 34.83      $ 29.05      $ 28.08      $ 25.39      $ 20.54
INCOME FROM INVESTMENT
  OPERATIONS(4)
  Net investment income (loss)      0.21(1)      0.40         0.30(1)      0.29(1)      0.27(1)
  Net realized and unrealized
    gain (loss)                     6.07         8.03         4.98         4.23         5.31
                                 -------      -------      -------      -------      -------
      TOTAL FROM INVESTMENT
        OPERATIONS                  6.28         8.43         5.28         4.52         5.58
                                 -------      -------      -------      -------      -------
LESS DISTRIBUTIONS
  Dividends from net
    investment income              (0.16)       (0.40)       (0.32)       (0.30)       (0.29)
  Dividends from net realized
    gains                          (2.13)       (2.25)       (3.99)       (1.53)       (0.44)
  In excess of net investment
    income                         (0.01)          --           --           --           --
  In excess of net realized
    gains                          (0.01)          --           --           --           --
                                 -------      -------      -------      -------      -------
      TOTAL DISTRIBUTIONS          (2.31)       (2.65)       (4.31)       (1.83)       (0.73)
                                 -------      -------      -------      -------      -------
Change in net asset value           3.97         5.78         0.97         2.69         4.85
                                 -------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD    $38.80       $34.83       $29.05       $28.08       $25.39
                                 =======      =======      =======      =======      =======
Total return(2)                    18.10%       29.12%       18.98%       17.78%       27.18%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                    $123,482     $72,620      $56,610      $51,947      $52,028
RATIO TO AVERAGE NET ASSETS
  OF:
  Operating expenses                1.56%        1.63%         1.7%(3)      2.0%(3)      2.1%
  Net investment income (loss)      0.58%        1.15%         1.0%         1.1%         1.2%
Portfolio turnover                    41%         124%        40.3%        35.1%        51.1%

(1)  Computed using average shares outstanding.
(2)  Maximum sales load is not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratios of operating expenses to average net assets would have been 1.70% and 2.10% for the periods ended December 31, 1997 and 1996, respectively.
(4) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

                       See Notes to Financial Statements

Phoenix-Engemann Balanced Return Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                     CLASS B
                                           -----------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                           -----------------------------------------------------------
                                            1999         1998         1997         1996         1995
Net asset value, beginning of period        $34.37       $28.76       $27.85       $25.26       $20.49
INCOME FROM INVESTMENT OPERATIONS(4)
  Net investment income (loss)               (0.06)(1)     0.13         0.08(1)      0.09(1)      0.08(1)
  Net realized and unrealized gain
    (loss)                                    5.96         7.91         4.93         4.16         5.29
                                           -------      -------      -------      -------      -------
      TOTAL FROM INVESTMENT OPERATIONS        5.90         8.04         5.01         4.25         5.37
                                           -------      -------      -------      -------      -------
LESS DISTRIBUTIONS
  Dividends from net investment income          --        (0.18)       (0.11)       (0.13)       (0.16)
  Dividends from net realized gains          (2.13)       (2.25)       (3.99)       (1.53)       (0.44)
  In excess of net realized gains            (0.01)          --           --           --           --
                                           -------      -------      -------      -------      -------
      TOTAL DISTRIBUTIONS                    (2.14)       (2.43)       (4.10)       (1.66)       (0.60)
                                           -------      -------      -------      -------      -------
Change in net asset value                     3.76         5.61         0.91         2.59         4.77
                                           -------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD              $38.13       $34.37       $28.76       $27.85       $25.26
                                           =======      =======      =======      =======      =======
Total return(2)                              17.22 %      28.06%       18.15%       16.82%       26.20%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)    $30,580      $11,512       $7,125       $4,609       $2,721
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                          2.30 %       2.38%         2.4%(3)      2.7%(3)      2.9%
  Net investment income (loss)               (0.16)%      0.39%          0.3%         0.3%         0.3%
Portfolio turnover                              41 %        124%        40.3%        35.1%        51.1%

                                                                     CLASS C
                                           -----------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                           -----------------------------------------------------------
                                            1999         1998         1997         1996         1995
Net asset value, beginning of period       $ 34.44      $ 28.80      $ 27.88      $ 25.28      $ 20.48
INCOME FROM INVESTMENT OPERATIONS(4)
  Net investment income (loss)               (0.06)(1)     0.14         0.08(1)      0.09(1)      0.07(1)
  Net realized and unrealized gain
    (loss)                                    5.97         7.92         4.92         4.16         5.30
                                           -------      -------      -------      -------      -------
      TOTAL FROM INVESTMENT OPERATIONS        5.91         8.06         5.00         4.25         5.37
                                           -------      -------      -------      -------      -------
LESS DISTRIBUTIONS
  Dividends from net investment income          --        (0.17)       (0.09)       (0.12)       (0.13)
  Dividends from net realized gains          (2.13)       (2.25)       (3.99)       (1.53)       (0.44)
  In excess of net realized gains            (0.01)          --           --           --           --
                                           -------      -------      -------      -------      -------
      TOTAL DISTRIBUTIONS                    (2.14)       (2.42)       (4.08)       (1.65)       (0.57)
                                           -------      -------      -------      -------      -------
Change in net asset value                     3.77         5.64         0.92         2.60         4.80
                                           -------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD              $38.21       $34.44       $28.80       $27.88       $25.28
                                           =======      =======      =======      =======      =======
Total return(2)                              17.22 %      28.07%       18.11%       16.79%       26.23%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)    $17,852       $7,610       $5,581       $4,183       $2,809
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                          2.30 %       2.38%         2.4%(3)      2.7%(3)      2.9%
  Net investment income (loss)               (0.16)%      0.39%          0.3%         0.3%         0.3%
Portfolio turnover                              41 %        124%        40.3%        35.1%        51.1%

(1)  Computed using average shares outstanding.
(2)  Maximum sales load is not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratios of operating expenses to average net assets would have been 2.50% and 2.80% for the periods ended December 31, 1997 and 1996, respectively.
(4) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

12
                       See Notes to Financial Statements

PHOENIX-ENGEMANN FOCUS GROWTH FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund's investment objective is long-term growth of capital.

Q: WHY WAS THE FUND'S NAME CHANGED?

A: We now manage three funds, using our growth approach. The distinguishing feature of each fund is the number of stocks it holds, which offers investors a choice in their level of diversification. The Phoenix-Engemann Focus Growth Fund will typically hold 25-35 stocks.

Q: HOW DID THE FUND PERFORM OVER THE LAST YEAR?

A: For the 12 months ended December 31, 1999, Class A shares returned 49.74%, Class B shares returned 48.64%, and Class C shares returned 48.64% compared with a return of 21.14% for the S&P 500 Index(1) and an average return of 38.09% for a peer universe of 364 growth funds, according to Lipper, Inc. Investors should consider all performance periods and the effect of the past 12 months' strong stock market when evaluating funds. All performance figures assume the reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE RESULTS?

A: An emphasis on technology stocks, which we continued to overweight throughout the year, coupled with good stock selection across several sectors, benefited performance. We focused on companies that we believed were well positioned within the fastest growing sectors of the economy. For example, we owned JDS Uniphase, Nokia, and QUALCOMM, leaders in the rapidly developing wireless and broadband sector of the telecommunications industry. In addition, several consumer cyclical holdings performed very well, including Costco, Home Depot, and Wal-Mart.

    Our decision to decrease portfolio exposure to several sectors that lagged the market also enhanced performance. Primarily, we lowered or eliminated our exposure to financials, consumer staples, and health-care stocks.

Q: WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?

A: We continue to believe a company's earnings growth is key to its stock price. As in 1999, the market is likely to highly reward companies with demonstrated earnings power and severely punish companies that disappoint. We expect many exciting growth stories to continue to come from the technology sector. With consumers' rapid acceptance of the Internet, the build-out of broadband and wireless infrastructure has been accelerated. This should ensure another year of buoyant profit for leading networking and computer companies.

                                                                JANUARY 31, 2000

(1) THE S&P 500 INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF STOCK MARKET TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

Phoenix-Engemann Focus Growth Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 12/31/99

                                                             INCEPTION    INCEPTION
                                1 YEAR   5 YEARS  10 YEARS  TO 12/31/99     DATE
                                -------  -------  --------  -----------  -----------
Class A Shares at NAV(2)         49.74%   30.04%    18.63%         --            --
Class A Shares at POP(3)         42.63    28.78     18.05          --            --
Class B Shares at NAV(2)         48.64    29.06        --       22.91%       1/3/94
Class B Shares with CDSC(4)      44.64    29.06        --       22.91        1/3/94
Class C Shares at NAV(2)         48.64    29.06        --       22.91        1/3/94
Class C Shares with CDSC(4)      48.64    29.06        --       22.91        1/3/94
S&P 500 Index(6)                 21.14    28.66     18.25       23.71        1/3/94

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge. Prior to 1/20/98, the maximum front-end sales charge was 5.5%.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5) This chart illustrates POP returns on Class A Shares for ten years. Returns on Class B and Class C Shares will vary due to differing sales charges.
(6) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The Index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 12/31

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     PHOENIX-ENGEMANN FOCUS GROWTH FUND CLASS A(5)  S&P 500 INDEX(6)
89                                       $9,525.00        $10,000.00
90                                       $9,092.00         $9,681.00
91                                      $15,260.00        $12,637.00
92                                      $15,602.00        $13,609.00
93                                      $14,686.00        $14,970.00
94                                      $14,135.00        $15,168.00
95                                      $17,974.00        $20,857.00
96                                      $22,017.00        $25,706.00
97                                      $25,547.00        $34,286.00
98                                      $35,106.00        $44,145.00
99                                      $52,567.00        $53,476.00

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/31/89 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                       12/31/99
As a percentage of equity holdings

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology              61%
Consumer Cyclicals      13%
Health-Care              9%
Financials               8%
Communication Services   4%
Capital Goods            3%
Transportation           1%
Other                    1%

Phoenix-Engemann Focus Growth Fund

TEN LARGEST HOLDINGS AT DECEMBER 31, 1999 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Cisco Systems, Inc.                                            8.1%
        LEADING PRODUCER OF SWITCHES AND ROUTERS FOR INTERNETWORKING
    2.  Texas Instruments, Inc.                                        7.0%
        LEADING SUPPLIER OF DIGITAL SIGNAL PROCESSORS FOR THE COMMUNICATION
        MARKET
    3.  America Online, Inc.                                           5.6%
        MAJOR PROVIDER OF ONLINE SERVICES TO CUSTOMERS
    4.  Microsoft Corp.                                                5.4%
        WORLD'S LEADING COMPUTER SOFTWARE COMPANY
    5.  JDS Uniphase Corp.                                             4.7%
        DIVERSIFIED ELECTRONICS MANUFACTURER
    6.  MCI WorldCom, Inc.                                             4.1%
        LEADING TELECOMMUNICATIONS SERVICE PROVIDER
    7.  Yahoo!, Inc.                                                   3.9%
        FIRST ONLINE NAVIGATIONAL GUIDE TO THE WORLD WIDE WEB
    8.  Lucent Technologies, Inc.                                      3.8%
        LEADING SUPPLIER OF TELECOMMUNICATIONS EQUIPMENT
    9.  QUALCOMM, Inc.                                                 3.6%
        A LEADER PROVIDER OF DIGITAL WIRELESS COMMUNICATIONS PRODUCTS
   10.  General Electric Co.                                           3.3%
        DIVERSIFIED MANUFACTURING AND FINANCIAL SERVICES PROVIDER

                        INVESTMENTS AT DECEMBER 31, 1999

                                                 SHARES        VALUE
                                              ------------  ------------
COMMON STOCKS--95.8%

BROADCASTING (TELEVISION, RADIO & CABLE)--1.0%
Clear Channel Communications, Inc.(b)...            85,000  $  7,586,250
COMMUNICATIONS EQUIPMENT--10.2%
Lucent Technologies, Inc................           396,000    29,625,750
QUALCOMM, Inc.(b).......................           160,000    28,200,000
Tellabs, Inc.(b)........................           341,100    21,894,356
                                                            ------------
                                                              79,720,106
                                                            ------------

COMPUTERS (HARDWARE)--5.1%
Dell Computer Corp.(b)..................           300,000    15,300,000
International Business Machines Corp....           100,000    10,800,000
Sun Microsystems, Inc.(b)...............           185,000    14,325,937
                                                            ------------
                                                              40,425,937
                                                            ------------
COMPUTERS (NETWORKING)--8.1%
Cisco Systems, Inc.(b)..................           592,224    63,441,996

COMPUTERS (PERIPHERALS)--3.3%
EMC Corp.(b)............................           234,000    25,564,500

COMPUTERS (SOFTWARE & SERVICES)--16.4%
America Online, Inc.(b).................           584,000    44,055,500
BMC Software, Inc.(b)...................           150,000    11,990,625
Microsoft Corp.(b)......................           362,600    42,333,550
Yahoo!, Inc.(b).........................            70,000    30,288,125
                                                            ------------
                                                             128,667,800
                                                            ------------

ELECTRICAL EQUIPMENT--3.3%
General Electric Co.....................           170,000    26,307,500
                                                 SHARES        VALUE
                                              ------------  ------------

ELECTRONICS (SEMICONDUCTORS)--14.9%
Intel Corp..............................           252,800  $ 20,808,600
JDS Uniphase Corp.(b)...................           230,000    37,101,875
Texas Instruments, Inc..................           569,200    55,141,250
Xilinx, Inc.(b).........................            85,000     3,864,844
                                                            ------------
                                                             116,916,569
                                                            ------------

FINANCIAL (DIVERSIFIED)--4.3%
American Express Co.....................            94,000    15,627,500
Citigroup, Inc..........................           330,000    18,335,625
                                                            ------------
                                                              33,963,125
                                                            ------------

HEALTH CARE (DIVERSIFIED)--1.8%
Warner-Lambert Co.......................           170,000    13,929,375

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--5.4%
Genentech, Inc.(b)......................            86,000    11,567,000
Merck & Co., Inc........................           208,200    13,962,412
Pfizer, Inc.............................           511,800    16,601,512
                                                            ------------
                                                              42,130,924
                                                            ------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.4%
Medtronic, Inc..........................           300,200    10,938,538

INVESTMENT BANKING/BROKERAGE--3.1%
Goldman Sachs Group, Inc. (The).........           100,000     9,418,750
Merrill Lynch & Co., Inc................           176,000    14,696,000
                                                            ------------
                                                              24,114,750
                                                            ------------

LODGING-HOTELS--1.8%
Carnival Corp...........................           302,200    14,448,938

                       See Notes to Financial Statements                      15

Phoenix-Engemann Focus Growth Fund


                                                 SHARES        VALUE
                                              ------------  ------------
RETAIL (BUILDING SUPPLIES)--3.3%
Home Depot, Inc. (The)..................           375,000  $ 25,710,938

RETAIL (DEPARTMENT STORES)--1.8%
Kohl's Corp.(b).........................           192,700    13,910,531

RETAIL (GENERAL MERCHANDISE)--3.4%
Costco Wholesale Corp.(b)...............            95,000     8,668,750
Wal-Mart Stores, Inc....................           259,000    17,903,375
                                                            ------------
                                                              26,572,125
                                                            ------------

SERVICES (COMMERCIAL & CONSUMER)--2.1%
Cendant Corp.(b)........................           636,833    16,915,877
TELECOMMUNICATIONS (LONG DISTANCE)--4.1%
MCI WorldCom, Inc.(b)...................           610,500    32,394,656

TRUCKERS --1.0%
United Parcel Service, Inc..............           119,500     8,245,500
------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $301,975,818)                               751,905,935
------------------------------------------------------------------------

                                                 SHARES        VALUE
                                              ------------  ------------

FOREIGN COMMON STOCKS--1.5%

COMMUNICATIONS EQUIPMENT--1.5%
Nokia Oyj Sponsored ADR (Finland).......            60,000  $ 11,400,000
------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $5,899,206)                                  11,400,000
------------------------------------------------------------------------

TOTAL INVESTMENTS--97.3%
(IDENTIFIED COST $307,875,024)                               763,305,935(a)
Cash and receivables, less liabilities--2.7%                  21,150,877
                                                            ------------
NET ASSETS--100.0%                                          $784,456,812
                                                            ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $457,362,169 and gross depreciation of $1,931,258 for federal income tax purposes. At December 31,1999, the aggregate cost of securities for federal income tax purposes was $307,875,024.
(b)  Non-income producing.

16
                       See Notes to Financial Statements

Phoenix-Engemann Focus Growth Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

ASSETS
Investment securities at value
  (Identified cost $307,875,024)                              $  763,305,935
Cash                                                              26,335,210
Receivables
  Fund shares sold                                                 1,217,125
  Dividends and interest                                             315,122
                                                              --------------
    Total assets                                                 791,173,392
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                  3,856,374
  Fund shares repurchased                                            853,601
  Option written, at value (premium received $1,017,416)             478,125
  Distribution fee                                                   699,102
  Investment advisory fee                                            491,860
  Administration fee                                                 290,813
  Trustees' fee                                                        5,428
Accrued expenses                                                      41,277
                                                              --------------
    Total liabilities                                              6,716,580
                                                              --------------
NET ASSETS                                                    $  784,456,812
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  328,486,610
Net unrealized appreciation                                      455,970,202
                                                              --------------
NET ASSETS                                                    $  784,456,812
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $621,386,162)               18,692,221
Net asset value per share                                             $33.24
Offering price per share $33.24/(1-4.75%)                             $34.90
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $106,372,106)                3,435,022
Net asset value and offering price per share                          $30.97
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $56,698,544)                 1,830,971
Net asset value and offering price per share                          $30.97

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
Dividends                                                     $    2,071,025
Interest                                                             997,025
                                                              --------------
    Total investment income                                        3,068,050
                                                              --------------
EXPENSES
Investment advisory fee                                            4,836,987
Distribution fee, Class A                                          1,232,638
Distribution fee, Class B                                            787,057
Distribution fee, Class C                                            410,207
Administration                                                     2,981,416
Professional                                                          48,594
Trustees                                                              13,620
                                                              --------------
    Total expenses                                                10,310,519
                                                              --------------
NET INVESTMENT LOSS                                               (7,242,469)
                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                   85,809,182
Net realized gain on written options                                 672,473
Net change in unrealized appreciation (depreciation) on
  investments                                                    184,418,047
Net change in unrealized appreciation (depreciation) on
  written options                                                    539,291
                                                              --------------
NET GAIN ON INVESTMENTS                                          271,438,993
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  264,196,524
                                                              ==============

                       See Notes to Financial Statements                      17

Phoenix-Engemann Focus Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended    Year Ended
                                            12/31/99      12/31/98
                                          ------------  ------------
FROM OPERATIONS
  Net investment income (loss)            $ (7,242,469) $ (4,059,521)
  Net realized gain (loss)                  86,481,655    77,363,122
  Net change in unrealized appreciation
    (depreciation)                         184,957,338    80,943,604
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS              264,196,524   154,247,205
                                          ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A             (103,359,347)  (19,191,036)
  Net realized gains, Class B              (18,563,891)   (3,003,744)
  Net realized gains, Class C               (9,894,149)   (1,570,635)
  In excess of net realized gains, Class
    A                                       (2,793,835)           --
  In excess of net realized gains, Class
    B                                         (501,788)           --
  In excess of net realized gains, Class
    C                                         (267,443)           --
                                          ------------  ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS         (135,380,453)  (23,765,415)
                                          ------------  ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (2,437,653 and 554,463 shares,
    respectively)                           77,978,236    12,769,077
  Net asset value of shares issued from
    reinvestment of distributions
    (2,932,699 and 665,077 shares,
    respectively)                           95,019,463    17,245,429
  Cost of shares repurchased (3,126,770
    and 3,536,921 shares, respectively)    (98,805,876)  (79,785,149)
                                          ------------  ------------
Total                                       74,191,823   (49,770,643)
                                          ------------  ------------
CLASS B
  Proceeds from sales of shares (672,999
    and 245,967 shares, respectively)       19,484,473     5,372,379
  Net asset value of shares issued from
    reinvestment of distributions
    (575,602 and 110,700 shares,
    respectively)                           17,377,421     2,728,756
  Cost of shares repurchased (402,631
    and 534,746 shares, respectively)      (11,482,014)  (11,527,013)
                                          ------------  ------------
Total                                       25,379,880    (3,425,878)
                                          ------------  ------------
CLASS C
  Proceeds from sales of shares (417,135
    and 164,645 shares, respectively)       12,312,851     3,582,593
  Net asset value of shares issued from
    reinvestment of distributions
    (308,840 and 58,568 shares,
    respectively)                            9,323,884     1,443,709
  Cost of shares repurchased (251,773
    and 356,278 shares, respectively)       (7,279,393)   (7,561,830)
                                          ------------  ------------
Total                                       14,357,342    (2,535,528)
                                          ------------  ------------
CLASS M
  Proceeds from sales of shares (0 and
    4,866 shares, respectively)                     --       100,100
  Cost of shares repurchased (0 and
    4,866 shares, respectively)                     --      (108,609)
                                          ------------  ------------
Total                                               --        (8,509)
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    FROM SHARE TRANSACTIONS                113,929,045   (55,740,558)
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS    242,745,116    74,741,232
NET ASSETS
  Beginning of period                      541,711,696   466,970,464
                                          ------------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $0 AND $0, RESPECTIVELY]              $784,456,812  $541,711,696
                                          ============  ============

18                     See Notes to Financial Statements

Phoenix-Engemann Focus Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                       CLASS A
                                           ----------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                           ----------------------------------------------------------------
                                             1999          1998          1997          1996          1995
Net asset value, beginning of period       $  26.82      $  20.43      $  21.94      $  19.28      $  15.40
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)             (0.31)        (0.16)        (0.16)        (0.14)        (0.06)
  Net realized and unrealized gain
    (loss)                                    13.48          7.76          3.51          4.47          4.24
                                           --------      --------      --------      --------      --------
      TOTAL FROM INVESTMENT OPERATIONS        13.17          7.60          3.35          4.33          4.18
                                           --------      --------      --------      --------      --------
LESS DISTRIBUTIONS
  Dividends from net investment income           --            --            --            --            --
  Dividends from net realized gains           (6.57)        (1.21)        (4.86)        (1.67)        (0.30)
  In excess of net realized gains             (0.18)           --            --            --            --
                                           --------      --------      --------      --------      --------
      TOTAL DISTRIBUTIONS                     (6.75)        (1.21)        (4.86)        (1.67)        (0.30)
                                           --------      --------      --------      --------      --------
Change in net asset value                      6.42          6.39         (1.51)         2.66          3.88
                                           --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD             $  33.24      $  26.82      $  20.43      $  21.94      $  19.28
                                           ========      ========      ========      ========      ========
Total return(2)                               49.74 %       37.41 %       16.04 %       22.49 %       27.16 %

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $621,386      $441,146      $383,481      $426,785      $415,416

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           1.54 %        1.58 %         1.6 %(3)      1.6 %(3)      1.6 %
  Net investment income (loss)                (1.04)%       (0.72)%        (0.7)%        (0.6)%        (0.3)%
Portfolio turnover                               56 %         119 %        70.6 %        70.1 %        65.9 %

(1)  Computed using average shares outstanding.
(2)  Maximum sales load is not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.60% and 1.60% for the periods ended December 31, 1997 and 1996, respectively.

                       See Notes to Financial Statements

Phoenix-Engemann Focus Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                       CLASS B
                                           ----------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                           ----------------------------------------------------------------
                                             1999          1998          1997          1996          1995
Net asset value, beginning of period       $  25.49      $  19.61      $  21.40      $  18.99      $  15.28
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)             (0.51)        (0.32)        (0.34)        (0.31)        (0.20)
  Net realized and unrealized gain
    (loss)                                    12.74          7.41          3.41          4.39          4.21
                                           --------      --------      --------      --------      --------
      TOTAL FROM INVESTMENT OPERATIONS        12.23          7.09          3.07          4.08          4.01
                                           --------      --------      --------      --------      --------
LESS DISTRIBUTIONS
  Dividends from net investment income           --            --            --            --            --
  Dividends from net realized gains           (6.57)        (1.21)        (4.86)        (1.67)        (0.30)
  In excess of net realized gains             (0.18)           --            --            --            --
                                           --------      --------      --------      --------      --------
      TOTAL DISTRIBUTIONS                     (6.75)        (1.21)        (4.86)        (1.67)        (0.30)
                                           --------      --------      --------      --------      --------
Change in net asset value                      5.48          5.88         (1.79)         2.41          3.71
                                           --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD             $  30.97      $  25.49      $  19.61      $  21.40      $  18.99
                                           ========      ========      ========      ========      ========
Total return(2)                               48.64 %       36.38 %       15.13 %       21.52 %       26.26 %
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $106,372       $65,986       $54,267       $49,444       $34,786
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           2.29 %        2.33 %         2.4 %(3)      2.3 %(3)      2.4 %
  Net investment income (loss)                (1.78)%       (1.47)%        (1.5)%        (1.5)%        (1.1)%
Portfolio turnover                               56 %         119 %        70.6 %        70.1 %        65.9 %

                                                                       CLASS C
                                           ----------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                           ----------------------------------------------------------------
                                             1999          1998          1997          1996          1995
Net asset value, beginning of period       $  25.49      $  19.61      $  21.40      $  18.99      $  15.28
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)             (0.51)        (0.32)        (0.34)        (0.31)        (0.20)
  Net realized and unrealized gain
    (loss)                                    12.74          7.41          3.41          4.39          4.21
                                           --------      --------      --------      --------      --------
      TOTAL FROM INVESTMENT OPERATIONS        12.23          7.09          3.07          4.08          4.01
                                           --------      --------      --------      --------      --------
LESS DISTRIBUTIONS
  Dividends from net investment income           --            --            --            --            --
  Dividends from net realized gains           (6.57)        (1.21)        (4.86)        (1.67)        (0.30)
  In excess of net realized gains             (0.18)           --            --            --            --
                                           --------      --------      --------      --------      --------
      TOTAL DISTRIBUTIONS                     (6.75)        (1.21)        (4.86)        (1.67)        (0.30)
                                           --------      --------      --------      --------      --------
Change in net asset value                      5.48          5.88         (1.79)         2.41          3.71
                                           --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD             $  30.97      $  25.49      $  19.61      $  21.40      $  18.99
                                           ========      ========      ========      ========      ========
Total return(2)                               48.64 %       36.38 %       15.13 %       21.52 %       26.26 %
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $56,699       $34,580       $29,222       $27,239       $20,497
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           2.29 %        2.33 %         2.4 %(3)      2.3 %(3)      2.4 %
  Net investment income (loss)                (1.78)%       (1.47)%        (1.5)%        (1.5)%        (1.1)%
Portfolio turnover                               56 %         119 %        70.6 %        70.1 %        65.9 %

(1)  Computed using average shares outstanding.
(2)  Maximum sales load is not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.40% and 2.40% for the periods ended December 31, 1997 and 1996, respectively.

20
                       See Notes to Financial Statements

PHOENIX-ENGEMANN NIFTY FIFTY FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, ROGER ENGEMANN, CFA, JAMES MAIR, CFA, AND JOHN TILSON, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund has an investment objective of long-term growth of capital.

Q: HOW DID THE FUND PERFORM FOR THE FISCAL YEAR?

A: We seek to achieve long-term capital appreciation by investing in approximately 50 companies that the portfolio management team considers to have the best prospects for appreciation potential. Our approach has been well rewarded this year. For the 12 months ended December 31, 1999, Class A shares returned 32.47%, Class B shares returned 31.47%, and Class C shares returned 31.47% compared with a return of 21.14% for the S&P 500 Index(1). All performance figures assume the reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT FACTORS AFFECTED PERFORMANCE IN 1999?

A: While many of the major markets posted new highs, it wasn't a free-for-all for stocks in general. Well over half the stocks on the New York Stock Exchange and even the high-flying Nasdaq were selling at lower prices at year-end then they did at the beginning of the year. Clearly it was a year in which good stock selection reigned supreme. Our ratio of winners to losers was encouraging. Another factor contributing to performance was the fact that many of the big winners were also widely held positions.

Q: WHAT INDUSTRY SECTORS WAS THE PORTFOLIO INVESTED IN PRIMARILY?

A: Tech stocks were the runaway market leaders in 1999, and we were rewarded for our increased emphasis on this sector. It is interesting to note that the return for the S&P 500 Index excluding technology stocks was only 3.1%. Many of the Fund's largest holdings were tech stocks, some with gains of 100% plus.

    The portfolio also benefited from underweighted positions in financials and health care, which lagged the market for the year. However, careful stock selection within the financial group proved to be a plus, with both Citigroup and American Express up substantially for the year. Several consumer cyclical stocks also enhanced performance; for example, Home Depot, Wal-Mart, and Interpublic Group.

Q: WHAT WERE SOME OF THE MORE DISAPPOINTING HOLDINGS IN THE PORTFOLIO?

A: Staples, one of the three major players in the office products and supplies industry, underperformed last year due to uncertainties about industry saturation and the company's Internet strategy. However, we continue to be optimistic regarding the company's stock and long-term outlook. Freddie Mac was one of many financial companies victimized by political and interest rate concerns during the year. But, again we are positive on the stock and believe strong earnings growth should bolster the potential for future price appreciation. Another holding that lost ground this year was Pfizer, which was hurt by worries over

(1) THE S&P 500 INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF STOCK MARKET TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

health-care reform. Because of its high valuation, the stock suffered more than some other pharmaceuticals, but we feel solid fundamentals will eventually put the company back in the winning column.

Q: WHAT IS YOUR CURRENT OUTLOOK?

A: With lofty stock prices and the relentless market climb, particularly in dot.com issues, there is apt to be a large dose of volatility ahead. Signs of that have already emerged in the early days of 2000. The threat of rising interest rates will also add to nervous investor behavior.

    However, even with the expected hikes in interest rates, there appears little on the horizon that could cause a dramatic reversal in the coming months. The economy is strong, inflation looks as if it will remain tame, and the outlook for earnings appears positive. Such ingredients are typically conducive to a healthy stock market in which high quality, large-cap companies prosper.

                                                                JANUARY 28, 2000

Phoenix-Engemann Nifty Fifty Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 12/31/99

                                                    INCEPTION    INCEPTION
                                 1 YEAR   5 YEAR   TO 12/31/99     DATE
                                --------  -------  -----------  -----------
Class A Shares at NAV(2)         32.47%    28.19%       21.97%    12/17/90
Class A Shares at POP(3)         26.18     26.95        21.32     12/17/90
Class B Shares at NAV(2)         31.47     27.24        22.44       1/3/94
Class B Shares with CDSC(4)      27.47     27.24        22.44       1/3/94
Class C Shares at NAV(2)         31.47     27.24        22.44       1/3/94
Class C Shares with CDSC(4)      31.47     27.24        22.44       1/3/94
S&P 500 Index(7)                 21.14     28.66       Note 5       Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge. Prior to 1/20/98, the maximum front-end sales charge was 5.5%.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5) Index performance is 21.00% for Class A (since 12/17/90) and 23.71% for Class B and C (since 1/3/94), respectively.
(6)  This chart illustrates POP returns on Class A Shares only. Returns on
     Class B and Class C Shares will vary due to differing sales charges.
(7) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The Index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 12/31

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     PHOENIX-ENGEMANN NIFTY FIFTY FUND CLASS A(6)  S&P 500 INDEX(7)
90                                      $9,525.00        $10,000.00
90                                      $9,489.00        $10,142.00
91                                     $15,908.00        $13,239.00
92                                     $16,493.00        $14,258.00
93                                     $16,407.00        $15,683.00
94                                     $16,579.00        $15,891.00
95                                     $21,256.00        $21,851.00
96                                     $26,894.00        $26,931.00
97                                     $32,064.00        $35,920.00
98                                     $43,329.00        $46,249.00
99                                     $57,400.00        $56,023.00

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/17/90 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                       12/31/99
As a percentage of equity holdings

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology              49%
Consumer Cyclicals      17%
Financials              10%
Health-Care             10%
Communication Services   6%
Capital Goods            4%
Consumer Staples         4%

Phoenix-Engemann Nifty Fifty Fund

TEN LARGEST HOLDINGS AT DECEMBER 31, 1999 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  EMC Corp.                                                      7.0%
        LEADING SUPPLIER OF ENTERPRISE STORAGE SOLUTIONS
    2.  Cisco Systems, Inc.                                            6.0%
        LEADING PRODUCER OF SWITCHES AND ROUTERS FOR INTERNETWORKING
    3.  Microsoft Corp.                                                5.9%
        WORLD'S LEADING COMPUTER SOFTWARE COMPANY
    4.  Texas Instruments, Inc.                                        5.7%
        LEADING SUPPLIER OF DIGITAL SIGNAL PROCESSORS FOR THE COMMUNICATION
        MARKET
    5.  MCI WorldCom, Inc.                                             5.5%
        LEADING TELECOMMUNICATIONS SERVICE PROVIDER
    6.  Home Depot, Inc. (The)                                         4.0%
        LEADING HOME IMPROVEMENT RETAILER
    7.  Lucent Technologies, Inc.                                      3.9%
        LEADING SUPPLIER OF TELECOMMUNICATIONS EQUIPMENT
    8.  America Online, Inc.                                           3.6%
        MAJOR PROVIDER OF ONLINE SERVICES TO CONSUMERS
    9.  Intel Corp.                                                    3.4%
        DESIGNS, DEVELOPS AND MARKETS ADVANCED MICROCOMPUTER COMPONENTS
   10.  General Electric Co.                                           2.9%
        DIVERSIFIED MANUFACTURING AND FINANCIAL SERVICES PROVIDER

                        INVESTMENTS AT DECEMBER 31, 1999

                                               SHARES      VALUE
                                              --------  ------------
COMMON STOCKS--96.6%
BANKS (MAJOR REGIONAL)--1.0%
Wells Fargo Co..........................       134,400  $  5,434,800
BROADCASTING (TELEVISION, RADIO & CABLE)--0.6%
AT&T Corp.-Liberty Media Group Class
A(b)....................................        53,000     3,007,750
COMMUNICATIONS EQUIPMENT--6.8%
Lucent Technologies, Inc................       280,000    20,947,500
Tellabs, Inc.(b)........................       240,000    15,405,000
                                                        ------------
                                                          36,352,500
                                                        ------------
COMPUTERS (HARDWARE)--4.7%
Dell Computer Corp.(b)..................       100,000     5,100,000
International Business Machines Corp....       100,000    10,800,000
Sun Microsystems, Inc.(b)...............       120,000     9,292,500
                                                        ------------
                                                          25,192,500
                                                        ------------
COMPUTERS (NETWORKING)--6.0%
Cisco Systems, Inc.(b)..................       295,874    31,695,502
COMPUTERS (PERIPHERALS)--7.0%
EMC Corp.(b)............................       340,000    37,145,000
COMPUTERS (SOFTWARE & SERVICES)--12.1%
America Online, Inc.(b).................       252,000    19,010,250
BMC Software, Inc.(b)...................       120,000     9,592,500
Compuware Corp.(b)......................       114,000     4,246,500
Microsoft Corp.(b)......................       268,800    31,382,400
                                                        ------------
                                                          64,231,650
                                                        ------------
CONSUMER FINANCE--1.2%
MBNA Corp...............................       225,000     6,131,250
ELECTRICAL EQUIPMENT--2.9%
General Electric Co.....................       100,000    15,475,000
                                               SHARES      VALUE
                                              --------  ------------
ELECTRONICS (SEMICONDUCTORS)--9.1%
Intel Corp..............................       223,000  $ 18,355,687
Texas Instruments, Inc..................       311,000    30,128,125
                                                        ------------
                                                          48,483,812
                                                        ------------
ENTERTAINMENT--0.9%
Time Warner, Inc........................        65,000     4,708,437
FINANCIAL (DIVERSIFIED)--6.1%
American Express Co.....................        40,000     6,650,000
Citigroup, Inc..........................       225,000    12,501,562
Freddie Mac.............................       100,000     4,706,250
Morgan Stanley Dean Witter & Co.........        60,000     8,565,000
                                                        ------------
                                                          32,422,812
                                                        ------------
HEALTH CARE (DIVERSIFIED)--1.0%
Warner-Lambert Co.......................        65,000     5,325,937
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--6.0%
Genentech, Inc.(b)......................        60,000     8,070,000
Merck & Co., Inc........................       112,600     7,551,238
Pfizer, Inc.............................       365,850    11,867,259
Schering-Plough Corp....................       100,000     4,218,750
                                                        ------------
                                                          31,707,247
                                                        ------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--2.8%
Guidant Corp.(b)........................        65,000     3,055,000
Medtronic, Inc..........................       322,600    11,754,738
                                                        ------------
                                                          14,809,738
                                                        ------------
INVESTMENT BANKING/BROKERAGE--1.6%
Goldman Sachs Group, Inc. (The).........        32,000     3,014,000
Merrill Lynch & Co., Inc................        66,000     5,511,000
                                                        ------------
                                                           8,525,000
                                                        ------------
LODGING-HOTELS--1.7%
Carnival Corp...........................       189,700     9,070,031

24                     See Notes to Financial Statements

Phoenix-Engemann Nifty Fifty Fund

                                               SHARES      VALUE
                                              --------  ------------
MANUFACTURING (DIVERSIFIED)--1.2%
Tyco International Ltd..................        90,000  $  3,498,750
United Technologies Corp................        40,000     2,600,000
                                                        ------------
                                                           6,098,750
                                                        ------------
PERSONAL CARE--0.7%
Gillette Co. (The)......................        83,600     3,443,275
RETAIL (BUILDING SUPPLIES)--5.1%
Home Depot, Inc. (The)..................       307,500    21,082,969
Lowe's Companies., Inc..................       100,300     5,992,925
                                                        ------------
                                                          27,075,894
                                                        ------------
RETAIL (COMPUTERS & ELECTRONICS)--1.5%
Best Buy Co., Inc.(b)...................        68,000     3,412,750
Circuit City Stores-Circuit City
Group...................................       100,000     4,506,250
                                                        ------------
                                                           7,919,000
                                                        ------------
RETAIL (DEPARTMENT STORES)--0.5%
Kohl's Corp.(b).........................        40,000     2,887,500
RETAIL (DRUG STORES)--1.0%
Walgreen Co.............................       190,000     5,557,500
RETAIL (GENERAL MERCHANDISE)--3.6%
Dayton Hudson Corp.(b)..................        75,000     5,507,813
Wal-Mart Stores, Inc....................       195,000    13,479,375
                                                        ------------
                                                          18,987,188
                                                        ------------
RETAIL (SPECIALTY)--1.1%
Staples, Inc.(b)........................       279,750     5,804,813
                                               SHARES      VALUE
                                              --------  ------------
SERVICES (ADVERTISING/MARKETING)--1.3%
Interpublic Group of Companies, Inc.
(The)...................................       120,000  $  6,922,500
SERVICES (COMMERCIAL & CONSUMER)--1.6%
Cendant Corp.(b)........................       325,500     8,646,094
SERVICES (COMPUTER SYSTEMS)--2.0%
Electronic Data Systems Corp............       160,000    10,710,000
TELECOMMUNICATIONS (LONG DISTANCE)--5.5%
MCI WorldCom, Inc.(b)...................       553,500    29,370,094
--------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $240,849,873)                           513,141,574
--------------------------------------------------------------------

FOREIGN COMMON STOCKS--0.5%
ENTERTAINMENT--0.5%
News Corporation Ltd. (The)
Sponsored ADR
(Australia)................            66,000              2,524,500
--------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $2,629,211)                               2,524,500
--------------------------------------------------------------------

TOTAL INVESTMENTS--97.1%
(IDENTIFIED COST $243,479,084)                           515,666,074(a)
Cash and receivables, less liabilities--2.9%              15,133,167
                                               ---------------------
NET ASSETS--100.0%                             $         530,799,241
                                               =====================

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $274,647,417 and gross depreciation of $5,807,049 for federal income tax purposes. At December 31, 1999, the aggregate cost of securities for federal income tax purposes was $246,825,706.
(b)  Non-income producing.

                       See Notes to Financial Statements

Phoenix-Engemann Nifty Fifty Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

ASSETS
Investment securities at value
  (Identified cost $243,479,084)                              $  515,666,074
Cash                                                              15,980,207
Receivables
  Fund shares sold                                                   925,740
  Dividends and interest                                             156,622
                                                              --------------
    Total assets                                                 532,728,643
                                                              --------------
LIABILITIES
Payables
  Fund shares repurchased                                            650,295
  Distribution fee                                                   663,436
  Investment advisory fee                                            353,395
  Administration fee                                                 221,916
  Trustees' fee                                                        5,428
Accrued expenses                                                      34,932
                                                              --------------
    Total liabilities                                              1,929,402
                                                              --------------
NET ASSETS                                                    $  530,799,241
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  260,874,252
Accumulated net realized loss                                     (2,262,001)
Net unrealized appreciation                                      272,186,990
                                                              --------------
NET ASSETS                                                    $  530,799,241
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $321,298,548)                6,960,086
Net asset value per share                                             $46.16
Offering price per share $46.16/(1-4.75%)                             $48.46
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $138,625,558)                3,173,377
Net asset value and offering price per share                          $43.68
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $70,875,135)                 1,622,576
Net asset value and offering price per share                          $43.68

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
Dividends                                                     $    1,933,467
Interest                                                             787,659
                                                              --------------
    Total investment income                                        2,721,126
                                                              --------------
EXPENSES
Investment advisory fee                                            3,571,794
Distribution fee, Class A                                            675,811
Distribution fee, Class B                                          1,137,569
Distribution fee, Class C                                            563,625
Administration                                                     2,250,464
Professional                                                          36,407
Trustees                                                              17,045
                                                              --------------
    Total expenses                                                 8,252,715
                                                              --------------
NET INVESTMENT LOSS                                               (5,531,589)
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                   40,441,424
Net change in unrealized appreciation (depreciation) on
  investments                                                     93,107,575
                                                              --------------
NET GAIN ON INVESTMENTS                                          133,548,999
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  128,017,410
                                                              ==============

26                     See Notes to Financial Statements

Phoenix-Engemann Nifty Fifty Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended    Year Ended
                                            12/31/99      12/31/98
                                          ------------  ------------
FROM OPERATIONS
  Net investment income (loss)            $ (5,531,589) $ (2,852,205)
  Net realized gain (loss)                  40,441,424    24,005,577
  Net change in unrealized appreciation
    (depreciation)                          93,107,575    76,678,083
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS              128,017,410    97,831,455
                                          ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A              (32,506,365)   (3,938,869)
  Net realized gains, Class B              (14,737,596)   (1,688,560)
  Net realized gains, Class C               (7,456,863)     (844,698)
                                          ------------  ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS          (54,700,824)   (6,472,127)
                                          ------------  ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (1,492,778 and 1,393,163 shares,
    respectively)                           63,251,908    45,389,712
  Net asset value of shares issued from
    reinvestment of distributions
    (650,922 and 94,125 shares,
    respectively)                           29,512,798     3,589,938
  Cost of shares repurchased (1,241,476
    and 1,467,112 shares, respectively)    (53,099,694)  (47,556,423)
                                          ------------  ------------
Total                                       39,665,012     1,423,227
                                          ------------  ------------
CLASS B
  Proceeds from sales of shares (634,388
    and 498,534 shares, respectively)       25,899,845    15,592,450
  Net asset value of shares issued from
    reinvestment of distributions
    (300,215 and 40,281 shares,
    respectively)                           12,885,223     1,473,476
  Cost of shares repurchased (367,722
    and 341,912 shares, respectively)      (15,038,011)  (10,575,072)
                                          ------------  ------------
Total                                       23,747,057     6,490,854
                                          ------------  ------------
CLASS C
  Proceeds from sales of shares (398,511
    and 213,942 shares, respectively)       16,321,818     6,658,822
  Net asset value of shares issued from
    reinvestment of distributions
    (154,070 and 20,953 shares,
    respectively)                            6,611,132       766,453
  Cost of shares repurchased (230,854
    and 342,357 shares, respectively)       (9,311,630)  (10,440,823)
                                          ------------  ------------
Total                                       13,621,320    (3,015,548)
                                          ------------  ------------
CLASS M
  Proceeds from sales of shares (0 and
    3,392 shares, respectively)                     --       100,100
  Cost of shares repurchased (0 and
    3,392 shares, respectively)                     --      (111,184)
                                          ------------  ------------
Total                                               --       (11,084)
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    FROM SHARE TRANSACTIONS                 77,033,389     4,887,449
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS    150,349,975    96,246,777
NET ASSETS
  Beginning of period                      380,449,266   284,202,489
                                          ------------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME
    (LOSS) OF $0 AND $0, RESPECTIVELY]    $530,799,241  $380,449,266
                                          ============  ============

                       See Notes to Financial Statements                      27

Phoenix-Engemann Nifty Fifty Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                       CLASS A
                                           ----------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31
                                           ----------------------------------------------------------------
                                               1999          1998          1997          1996          1995
Net asset value, beginning of period         $38.80        $29.21        $26.50        $22.18        $17.30
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)             (0.41)        (0.20)        (0.20)        (0.12)        (0.05)
  Net realized and unrealized gain
    (loss)                                    12.92         10.45          5.23          6.00          4.93
                                           --------      --------      --------      --------      --------
      TOTAL FROM INVESTMENT OPERATIONS        12.51         10.25          5.03          5.88          4.88
                                           --------      --------      --------      --------      --------
LESS DISTRIBUTIONS
  Dividends from net investment income           --            --            --            --            --
  Dividends from net realized gains           (5.15)        (0.66)        (2.32)        (1.56)           --
                                           --------      --------      --------      --------      --------
      TOTAL DISTRIBUTIONS                     (5.15)        (0.66)        (2.32)        (1.56)           --
                                           --------      --------      --------      --------      --------
Change in net asset value                      7.36          9.59          2.71          4.32          4.88
                                           --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD               $46.16        $38.80        $29.21        $26.50        $22.18
                                           ========      ========      ========      ========      ========
Total return(2)                               32.47 %       35.13 %       19.23 %       26.53 %       28.21 %

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $321,299      $235,065      $176,378      $145,469      $122,322

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           1.58 %        1.60 %         1.6 %(3)      1.7 %(3)      1.9 %
  Net investment income (loss)                (0.97)%       (0.61)%        (0.7)%        (0.4)%        (0.3)%
Portfolio turnover                               43 %          92 %        68.8 %        41.9 %        26.5 %

(1)  Computed using average shares outstanding.
(2)  Maximum sales load is not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.60% and 1.80% for the periods ended December 31, 1997 and 1996, respectively.

28
                       See Notes to Financial Statements

Phoenix-Engemann Nifty Fifty Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                       CLASS B
                                           ----------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31
                                           ----------------------------------------------------------------
                                               1999          1998          1997          1996          1995
Net asset value, beginning of period         $37.21        $28.24        $25.88        $21.85        $17.17
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)             (0.70)        (0.43)        (0.42)        (0.30)        (0.21)
  Net realized and unrealized gain
    (loss)                                    12.32         10.06          5.10          5.89          4.89
                                           --------      --------      --------      --------      --------
      TOTAL FROM INVESTMENT OPERATIONS        11.62          9.63          4.68          5.59          4.68
                                           --------      --------      --------      --------      --------
LESS DISTRIBUTIONS
  Dividends from net investment income           --            --            --            --            --
  Dividends from net realized gains           (5.15)        (0.66)        (2.32)        (1.56)           --
                                           --------      --------      --------      --------      --------
      TOTAL DISTRIBUTIONS                     (5.15)        (0.66)        (2.32)        (1.56)           --
                                           --------      --------      --------      --------      --------
Change in net asset value                      6.47          8.97          2.36          4.03          4.68
                                           --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD               $43.68        $37.21        $28.24        $25.88        $21.85
                                           ========      ========      ========      ========      ========
Total return(2)                               31.47 %       34.14 %       18.33 %       25.60 %       27.26 %
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $138,626       $96,983       $68,051       $47,143       $27,462
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           2.33 %        2.35 %         2.4 %(3)      2.5 %(3)      2.6 %
  Net investment income (loss)                (1.72)%       (1.35)%        (1.4)%        (1.2)%        (1.0)%
Portfolio turnover                               43 %          92 %        68.8 %        41.9 %        26.5 %

                                                                       CLASS C
                                           ----------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31
                                           ----------------------------------------------------------------
                                               1999          1998          1997          1996          1995
Net asset value, beginning of period         $37.21        $28.24        $25.88        $21.85        $17.17
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)             (0.70)        (0.43)        (0.42)        (0.30)        (0.21)
  Net realized and unrealized gain
    (loss)                                    12.32         10.06          5.10          5.89          4.89
                                           --------      --------      --------      --------      --------
      TOTAL FROM INVESTMENT OPERATIONS        11.62          9.63          4.68          5.59          4.68
                                           --------      --------      --------      --------      --------
LESS DISTRIBUTIONS
  Dividends from net investment income           --            --            --            --            --
  Dividends from net realized gains           (5.15)        (0.66)        (2.32)        (1.56)           --
                                           --------      --------      --------      --------      --------
      TOTAL DISTRIBUTIONS                     (5.15)        (0.66)        (2.32)        (1.56)           --
                                           --------      --------      --------      --------      --------
Change in net asset value                      6.47          8.97          2.36          4.03          4.68
                                           --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD               $43.68        $37.21        $28.24        $25.88        $21.85
                                           ========      ========      ========      ========      ========
Total return(2)                               31.47 %       34.14 %       18.33 %       25.60 %       27.26 %
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $70,875       $48,401       $39,773       $26,092       $15,105
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           2.33 %        2.35 %         2.4 %(3)      2.5 %(3)      2.6 %
  Net investment income (loss)                (1.72)%       (1.35)%        (1.4)%        (1.2)%        (1.0)%
Portfolio turnover                               43 %          92 %        68.8 %        41.9 %        26.5 %

(1)  Computed using average shares outstanding.
(2)  Maximum sales load is not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.40% and 2.50% for the periods ended December 31, 1997 and 1996, respectively.

                       See Notes to Financial Statements

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, ROGER ENGEMANN, CFA, JAMES MAIR, CFA, AND JOHN TILSON, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund seeks long-term growth of capital. Investors should note that small-company investing involves added risks, such as greater price volatility, less liquidity, and increased competitive threat.

Q: HOW DID THE FUND PERFORM FOR THE 12 MONTHS ENDED DECEMBER 31, 1999?

A: Class A shares returned 84.59%, Class B shares returned 83.25%, and Class C shares returned 83.20% compared with a return of 21.26% for the Russell 2000 Index(1) and an average return of 62.63% for a peer universe of 263 small-cap growth funds, according to Lipper, Inc. Investors should consider all performance periods and the effect of the past 12 months' strong stock market when evaluating funds. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

Q: WHAT FACTORS HELPED THE FUND ACHIEVE SUCH STRONG RESULTS?

A: After struggling for most of the year, small-cap stocks staged a rebound in late 1999. Our Fund also surged ahead, exceeding the return of the record-setting Russell 2000 Index for both the final quarter of the year and the full year. Performance was strong among many holdings in the portfolio, with most stocks showing double-digit returns. Some climbed more than 100%.

Q: WHAT WERE SOME OF THE BIG WINNERS AND LOSERS?

A: Leading the winners by a wide margin was Commerce One Inc., with a remarkable 808% return. The company, which provides software to large industrial firms to lower their cost of procuring materials, is one of the leaders in the concept of business-to-business e-commerce. Because Commerce One was one of our largest holdings, its contribution to performance was significant.

    Next in line was Applied Micro Circuits, which has been one of our best performing stocks throughout much of the year. Applied Micro Circuits manufactures high-performance silicon solutions for communications infrastructures. BEA Systems was another big contributor to performance. The company provides "middle ware" software that enables companies to tie together different computer systems.

    All but two of the poorest performing stocks were sold earlier in the year. Of those remaining in the portfolio, the two with the greatest declines were Omnicare and Concentric Network, two relatively small positions. Omnicare continued to suffer in the difficult operating environment that the long-term health-care industry faced last year.

  Concentric is a company that provides Internet solutions for small- and medium-sized companies and consistently receives top ratings as a service provider. Although the stock was affected by

(1) THE RUSSELL 2000 INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF SMALL-CAP STOCK MARKET TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.
30
volatility in its niche of the technology sector over the last year, we believe the long-range prospects for the company are good.

Q: WHAT IS YOUR CURRENT OUTLOOK?

A: We feel the upturn in small stocks at the end of 1999 may bode well for this segment of the market in the coming months. Investor confidence seems to be broadening, and those who formerly sought comfort only in large names may now be willing to look for returns from additional areas. Along with their risks, we believe small stocks also offer more upside potential and could prove to be an attractive place for investors seeking to diversify their portfolio.

                                                                JANUARY 28, 2000

Phoenix-Engemann Small & Mid-Cap Growth Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 12/31/99

                                                    INCEPTION   INCEPTION
                                1 YEAR   5 YEARS   TO 12/31/99     DATE
                                -------  --------  -----------  ----------
Class A Shares at NAV(2)        84.59%    38.56%        41.61%   10/10/94
Class A Shares at POP(3)        75.82     37.22         40.30    10/10/94
Class B Shares at NAV(2)        83.25        --         38.89     9/18/96
Class B Shares with CDSC(4)     79.25        --         38.60     9/18/96
Class C Shares at NAV(2)        83.20        --         35.80     10/8/96
Class C Shares with CDSC(4)     83.20        --         35.80     10/8/96
Russell 2000 Index(7)           21.26     16.69       Note 5      Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge. Prior to 1/20/98, the maximum front-end sales charge was 5.5%.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5) Index performance is 21.26% for Class A (since 10/10/94), 16.69% for Class B (since 9/18/96) and 15.64% for Class C (since 10/8/96), respectively.
(6) This chart illustrates POP returns on Class A Shares only. Returns on Class B and Class C Shares will vary due to differing sales charges.
(7) The Russell 2000 Index is an unmanaged, commonly used measure of total return performance of small-capitalization growth-oriented stocks. The Index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 12/31

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        RUSSELL 2000    PHOENIX-ENGEMANN SMALL & MID-CAP
       GROWTH INDEX(7)       GROWTH FUND CLASS A(6)
10/94       $10,000.00                         $9,525.00
94           $9,877.00                        $11,497.00
95          $12,686.00                        $14,449.00
96          $14,778.00                        $22,015.00
97          $18,083.00                        $27,830.00
98          $17,622.00                        $31,807.00
99          $21,368.00                        $58,713.00

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/10/94 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                       12/31/99
As a percentage of equity holdings

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology          56%
Consumer Cyclicals  18%
Consumer Staples     7%
Financials           5%
Energy               3%
Health-Care          3%
Capital Goods        3%
Other                5%

Phoenix-Engemann Small & Mid-Cap Growth Fund

TEN LARGEST HOLDINGS AT DECEMBER 31, 1999 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Ortel Corp.                                                    4.9%
        PRODUCES LINEAR FIBEROPTIC PRODUCTS
    2.  BEA Systems, Inc.                                              4.3%
        COMPUTER SOFTWARE DESIGNER
    3.  Applied Micro Circuits Corp.                                   3.9%
        MANUFACTURER OF INTEGRATED CIRCUITS
    4.  DoubleClick, Inc.                                              3.8%
        INTERNET ADVERTISING PROVIDER
    5.  Commerce One, Inc.                                             3.6%
        PROVIDER OF BUSINESS-TO-BUSINESS ELECTRONIC COMMERCE SOLUTIONS
    6.  Peregrine Systems, Inc.                                        3.2%
        COMPUTER SOFTWARE DEVELOPER
    7.  Conexant Systems, Inc.                                         2.3%
        DEVELOPS SEMICONDUCTOR PRODUCTS FOR COMMUNICATIONS ELECTRONICS
    8.  Pinnacle Oil International, Inc.                               2.3%
        OIL EXPLORATION TECHNOLOGY COMPANY
    9.  Cost Plus, Inc.                                                2.2%
        SPECIALTY RETAILER OF CAUSAL HOME LIVING AND ENTERTAINING PRODUCTS
   10.  Metris Companies, Inc.                                         2.2%
        DIRECT MARKETER OF CONSUMER CREDIT PRODUCTS

                        INVESTMENTS AT DECEMBER 31, 1999

                                               SHARES           VALUE
                                              --------  ---------------------
COMMON STOCKS--89.0%

AIR FREIGHT--0.7%
Expeditors International of Washington,
Inc.....................................        40,000  $           1,752,500
BIOTECHNOLOGY--1.7%
Coulter Pharmaceutical, Inc.(b).........        30,000                680,625
IDEC Pharmaceuticals Corp.(b)...........        12,000              1,179,000
Pharmacyclics, Inc.(b)..................        20,000                825,000
Progenics Pharmaceuticals, Inc.(b)......        30,000              1,466,250
                                                        ---------------------
                                                                    4,150,875
                                                        ---------------------
BROADCASTING (TELEVISION, RADIO & CABLE)--2.0%
Cumulus Media, Inc.(b)..................        50,000              2,537,500
Salem Communications Corp.(b)...........        50,000              1,131,250
Spanish Broadcasting System, Inc. Class
A(b)....................................        30,000              1,207,500
                                                        ---------------------
                                                                    4,876,250
                                                        ---------------------

COMMUNICATIONS EQUIPMENT--5.7%
Advanced Fibre Communications,
Inc.(b).................................        42,500              1,899,219
Ortel Corp.(b)..........................       100,000             12,000,000
                                                        ---------------------
                                                                   13,899,219
                                                        ---------------------

COMPUTERS (NETWORKING)--3.4%
Agile Software Corp.(b).................        16,000              3,475,750
C-bridge Internet Solutions, Inc.(b)....        29,000              1,410,125
ITXC Corp.(b)...........................        24,000                807,000
Retek, Inc.(b)..........................        24,000              1,806,000
Women.com Networks, Inc.(b).............        20,000                285,000
Xpedior, Inc.(b)........................        20,000                575,000
                                                        ---------------------
                                                                    8,358,875
                                                        ---------------------
                                               SHARES           VALUE
                                              --------  ---------------------

COMPUTERS (SOFTWARE & SERVICES)--22.1%
BEA Systems, Inc.(b)....................       150,000  $          10,490,625
Commerce One, Inc.(b)...................        45,000              8,842,500
Concentric Network Corp.(b).............        50,000              1,540,625
E.piphany, Inc.(b)......................        12,000              2,677,500
HNC Software, Inc.(b)...................        15,000              1,586,250
Interwoven, Inc.(b).....................        17,000              2,067,625
Keynote Systems, Inc.(b)................        28,000              2,065,000
Legato Systems, Inc.(b).................        60,000              4,128,750
NetZero, Inc.(b)........................        47,100              1,268,756
New Era of Networks, Inc.(b)............        35,000              1,666,875
Peregrine Systems, Inc.(b)..............        95,000              7,849,375
Sapient Corp.(b)........................        36,000              5,073,750
TIBCO Software, Inc.(b).................        22,000              3,366,000
Verio, Inc.(b)..........................        25,000              1,154,687
ZapMe! Corp.(b).........................        37,300                321,712
                                                        ---------------------
                                                                   54,100,030
                                                        ---------------------

CONSUMER FINANCE--2.2%
Metris Companies, Inc...................       150,000              5,353,125

ELECTRICAL EQUIPMENT--3.0%
Advanced Energy Industries, Inc.(b).....        50,000              2,462,500
C-COR.net Corp.(b)......................        14,000              1,072,750
Flextronics International Ltd.(b).......        80,000              3,680,000
                                                        ---------------------
                                                                    7,215,250
                                                        ---------------------

ELECTRONICS (COMPONENT DISTRIBUTORS)--1.5%
Caliper Technologies Corp.(b)...........        20,000              1,335,000
NETsilicon, Inc.(b).....................       110,000              2,206,875
                                                        ---------------------
                                                                    3,541,875
                                                        ---------------------

                       See Notes to Financial Statements                      33

Phoenix-Engemann Small & Mid-Cap Growth Fund

                                               SHARES           VALUE
                                              --------  ---------------------
ELECTRONICS (INSTRUMENTATION)--0.5%
Meade Instruments Corp.(b)..............        40,000  $           1,140,000
ELECTRONICS (SEMICONDUCTORS)--11.4%
Applied Micro Circuits Corp.(b).........        75,600              9,620,100
Conexant Systems, Inc.(b)...............        86,000              5,708,250
Micrel, Inc.(b).........................        76,000              4,327,250
SDL, Inc.(b)............................        15,200              3,313,600
TriQuint Semiconductor, Inc.(b).........        20,500              2,280,625
Vitesse Semiconductor Corp.(b)..........        50,000              2,621,875
                                                        ---------------------
                                                                   27,871,700
                                                        ---------------------

EQUIPMENT (SEMICONDUCTOR)--2.4%
Cymer, Inc.(b)..........................        73,000              3,358,000
PRI Automation, Inc.(b).................        18,000              1,208,250
Rudolph Technologies, Inc.(b)...........        40,000              1,340,000
                                                        ---------------------
                                                                    5,906,250
                                                        ---------------------

FINANCIAL (DIVERSIFIED)--1.1%
Federal Agricultural Mortgage Corp.
Class C(b)..............................        63,000              1,271,812
Pinnacle Holdings, Inc.(b)..............        30,000              1,271,250
                                                        ---------------------
                                                                    2,543,062
                                                        ---------------------
GAMING, LOTTERY & PARI-MUTUEL COMPANIES--0.8%
Championship Auto Racing Teams,
Inc.(b).................................        80,000              1,840,000

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--0.6%
Inhale Therapeutic Systems(b)...........        30,000              1,276,875
ViroPharma, Inc.(b).....................         6,000                222,000
                                                        ---------------------
                                                                    1,498,875
                                                        ---------------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.7%
ArthroCare Corp.(b).....................        14,000                854,000
MiniMed, Inc. (b).......................        12,000                879,000
                                                        ---------------------
                                                                    1,733,000
                                                        ---------------------

INVESTMENT MANAGEMENT--0.7%
Gabelli Asset Management, Inc. Class
A(b)....................................       110,000              1,787,500
OIL & GAS (EXPLORATION & PRODUCTION)--2.3%
Pinnacle Oil International, Inc.(b).....       224,500              5,668,625

PUBLISHING--0.8%
Scholastic Corp.(b).....................        33,000              2,052,188
RAILROADS--1.5%
Kansas City Southern Industries, Inc....        50,000              3,731,250
                                               SHARES           VALUE
                                              --------  ---------------------

RESTAURANTS--1.8%
Cheesecake Factory, Inc. (The)(b).......        80,000  $           2,800,000
Papa John's International, Inc.(b)......        65,000              1,694,063
                                                        ---------------------
                                                                    4,494,063
                                                        ---------------------

RETAIL (BUILDING SUPPLIES)--0.9%
Fastenal Co.............................        50,000              2,246,875

RETAIL (DISCOUNTERS)--0.9%
99 Cents Only Stores(b).................        58,100              2,222,325

RETAIL (FOOD CHAINS)--2.2%
Smart & Final, Inc.(b)..................        96,499                699,618
Whole Foods Market, Inc.(b).............       100,000              4,637,500
                                                        ---------------------
                                                                    5,337,118
                                                        ---------------------

RETAIL (SPECIALTY)--3.5%
Cost Plus, Inc.(b)......................       152,775              5,442,609
Linens 'n Things, Inc.(b)...............        36,000              1,066,500
Lithia Motors, Inc. Class A(b)..........        42,500                759,688
Restoration Hardware, Inc.(b)...........        75,000                510,938
uBid, Inc.(b)...........................        30,000                795,000
                                                        ---------------------
                                                                    8,574,735
                                                        ---------------------

RETAIL (SPECIALTY-APPAREL)--0.7%
Children's Place Retail Stores, Inc.
(The)(b)................................       100,000              1,643,750

SERVICES (ADVERTISING/MARKETING)--5.0%
DoubleClick, Inc.(b)....................        36,750              9,300,047
MyPoints.com, Inc.(b)...................        40,000              2,960,000
                                                        ---------------------
                                                                   12,260,047
                                                        ---------------------

SERVICES (COMMERCIAL & CONSUMER)--3.4%
Charles River Associates, Inc.(b).......        30,000              1,005,000
Corporate Executive Board Co.
(The)(b)................................        42,000              2,346,750
MIPS Technologies, Inc. Class A(b)......        62,800              3,265,600
NCO Group, Inc.(b)......................        53,000              1,596,625
eCollege.com, Inc.(b)...................        12,000                131,250
                                                        ---------------------
                                                                    8,345,225
                                                        ---------------------

SERVICES (COMPUTER SYSTEMS)--2.1%
CyberSource Corp.(b)....................        30,000              1,552,500
Whittman-Hart, Inc.(b)..................        68,000              3,646,500
                                                        ---------------------
                                                                    5,199,000
                                                        ---------------------

SERVICES (DATA PROCESSING)--0.9%
McAfee.com Corp.(b).....................        28,000              1,260,000

34                     See Notes to Financial Statements

Phoenix-Engemann Small & Mid-Cap Growth Fund

                                               SHARES           VALUE
                                              --------  ---------------------
SERVICES (DATA PROCESSING)--CONTINUED
Predictive Systems, Inc.(b).............        14,000  $             917,000
                                                        ---------------------
                                                                    2,177,000
                                                        ---------------------

SERVICES (EMPLOYMENT)--0.2%
Edison Schools Inc.(b)..................        30,000                472,500

TELECOMMUNICATIONS (LONG DISTANCE)--1.8%
Network Plus Corp.(b)...................        75,000              1,575,000
WinStar Communications, Inc.(b).........        38,000              2,845,250
                                                        ---------------------
                                                                    4,420,250
                                                        ---------------------

TEXTILES (APPAREL)--0.5%
bebe Stores, Inc.(b)....................        40,500              1,093,500
-----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $93,915,604)                                     217,506,837
-----------------------------------------------------------------------------
FOREIGN COMMON STOCKS--2.6%

COMMUNICATIONS EQUIPMENT--1.0%
Research in Motion Ltd. (Canada)(b).....        50,000              2,297,908
                                               SHARES           VALUE
                                              --------  ---------------------

INSURANCE (LIFE/HEALTH)--0.4%
London Pacific Group Ltd. Sponsored ADR
(United Kingdom)........................        29,000  $           1,044,000

OIL & GAS (EXPLORATION & PRODUCTION)--0.8%
Encal Energy Ltd. (Canada)(b)...........       430,000              1,955,461

SERVICES (DATA PROCESSING)--0.4%
Trintech Group PLC Sponsored ADR
(Ireland)(b)............................        20,000                990,000
-----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $3,085,490)                                        6,287,369
-----------------------------------------------------------------------------

TOTAL INVESTMENTS--91.6%
(IDENTIFIED COST $97,001,094)                                     223,794,206(a)
Cash and receivables, less liabilities--8.4%                       20,648,824
                                                        ---------------------
NET ASSETS--100.0%                                      $         244,443,030
                                                        =====================

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $130,109,841 and gross depreciation of $3,660,421 for federal income tax purposes. At December 31,1999, the aggregate cost of securities for federal income tax purposes was $97,344,786.
(b)  Non-income producing.

                       See Notes to Financial Statements

Phoenix-Engemann Small & Mid-Cap Growth Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

ASSETS
Investment securities at value
  (Identified cost $97,001,094)                               $  223,794,206
Cash                                                              19,479,540
Receivables
  Fund shares sold                                                 2,085,781
  Dividends and interest                                              56,702
                                                              --------------
    Total assets                                                 245,416,229
                                                              --------------
LIABILITIES
Payables
  Fund shares repurchased                                            406,901
  Distribution fee                                                   263,154
  Investment advisory fee                                            178,511
  Administration fee                                                  96,938
  Trustees' fee                                                        5,428
Accrued expenses                                                      22,267
                                                              --------------
    Total liabilities                                                973,199
                                                              --------------
NET ASSETS                                                    $  244,443,030
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  122,314,202
Accumulated net realized loss                                     (4,664,284)
Net unrealized appreciation                                      126,793,112
                                                              --------------
NET ASSETS                                                    $  244,443,030
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $132,996,285)                2,991,773
Net asset value per share                                             $44.45
Offering price per share $44.45/(1-4.75%)                             $46.67
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $73,862,559)                 1,704,950
Net asset value and offering price per share                          $43.32
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $37,584,186)                   868,177
Net asset value and offering price per share                          $43.29

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
Interest                                                      $      379,168
Dividends                                                             44,806
                                                              --------------
    Total investment income                                          423,974
                                                              --------------
EXPENSES
Investment advisory fee                                            1,205,720
Distribution fee, Class A                                            176,325
Distribution fee, Class B                                            387,883
Distribution fee, Class C                                            190,106
Administration                                                       691,595
Professional                                                          17,875
Trustees                                                              11,999
                                                              --------------
    Total expenses                                                 2,681,503
    Less expenses borne by investment adviser                        (29,874)
                                                              --------------
    Net expenses                                                   2,651,629
                                                              --------------
NET INVESTMENT LOSS                                               (2,227,655)
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                    6,350,070
Net realized loss on foreign currency transactions                    (1,903)
Net change in unrealized appreciation (depreciation)
  on investments                                                 103,350,257
                                                              --------------
NET GAIN ON INVESTMENTS                                          109,698,424
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $  107,470,769
                                                              ==============

36                     See Notes to Financial Statements

Phoenix-Engemann Small & Mid-Cap Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended    Year Ended
                                            12/31/99      12/31/98
                                          ------------  ------------
FROM OPERATIONS
  Net investment income (loss)            $(2,227,655)  $ (1,330,768)
  Net realized gain (loss)                  6,348,167    (10,303,702)
  Net change in unrealized appreciation
     (depreciation)                       103,350,257     22,375,638
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS            107,470,769     10,741,168
                                          ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  In excess of accumulated net realized
     gains, Class A                                --        (48,557)
  In excess of accumulated net realized
     gains, Class B                                --        (28,857)
  In excess of accumulated net realized
     gains, Class C                                --        (13,819)
                                          ------------  ------------
  DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS                 --        (91,233)
                                          ------------  ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (2,162,580 and 1,832,747 shares,
    respectively)                          58,137,050     39,721,245
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 2,097 shares, respectively)             --         46,145
  Cost of shares repurchased (1,421,135
    and 901,103 shares, respectively)     (38,629,734)   (19,287,058)
                                          ------------  ------------
Total                                      19,507,316     20,480,332
                                          ------------  ------------
CLASS B
  Proceeds from sales of shares (609,129
    and 776,437 shares, respectively)      15,875,386     16,692,888
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 1,267 shares, respectively)             --         27,357
  Cost of shares repurchased (242,043
    and 268,731 shares, respectively)      (5,699,467)    (5,454,844)
                                          ------------  ------------
Total                                      10,175,919     11,265,401
                                          ------------  ------------
CLASS C
  Proceeds from sales of shares (406,932
    and 389,879 shares, respectively)      10,621,041      8,174,670
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 580 shares, respectively)               --         12,526
  Cost of shares repurchased (174,616
    and 141,833 shares, respectively)      (4,172,562)    (2,899,692)
                                          ------------  ------------
Total                                       6,448,479      5,287,504
                                          ------------  ------------
CLASS M
  Proceeds from sales of shares (0 and
    5,260 shares, respectively)                    --        110,536
  Cost of shares repurchased (0 and
    5,260 shares, respectively)                    --       (102,183)
                                          ------------  ------------
Total                                              --          8,353
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    FROM SHARE TRANSACTIONS                36,131,714     37,041,590
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS   143,602,483     47,691,525
NET ASSETS
  Beginning of period                     100,840,547     53,149,022
                                          ------------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF $0
    AND $0, RESPECTIVELY]                 $244,443,030  $100,840,547
                                          ============  ============

                       See Notes to Financial Statements                      37

Phoenix-Engemann Small & Mid-Cap Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                   CLASS A
                                          ----------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31
                                          ----------------------------------------------------------
                                                1999        1998        1997        1996        1995
Net asset value, beginning of period      $    24.08   $   21.09   $   18.39   $   14.90   $   12.07
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)              (0.37)      (0.30)      (0.31)      (0.12)       0.22
  Net realized and unrealized gain
    (loss)                                     20.74        3.31        5.07        7.45        2.87
                                          ----------   ---------   ---------   ---------   ---------
      TOTAL FROM INVESTMENT OPERATIONS         20.37        3.01        4.76        7.33        3.09
                                          ----------   ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
  Dividends from net investment income            --          --          --       (0.28)      (0.08)
  Dividends from net realized gains               --          --       (2.06)      (3.56)      (0.18)
  In excess of accumulated net realized
    gains                                         --       (0.02)         --          --          --
                                          ----------   ---------   ---------   ---------   ---------
      TOTAL DISTRIBUTIONS                         --       (0.02)      (2.06)      (3.84)      (0.26)
                                          ----------   ---------   ---------   ---------   ---------
Change in net asset value                      20.37        2.99        2.70        3.49        2.83
                                          ----------   ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD            $    44.45   $   24.08   $   21.09   $   18.39   $   14.90
                                          ==========   =========   =========   =========   =========
Total return(2)                                84.59 %     14.29 %     26.41 %     52.37 %     25.68%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $132,996     $54,187     $27,771      $7,859      $1,742

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)                         1.73 %      1.78 %      1.80 %      1.10 %        --%
  Net investment income (loss)                 (1.40)%     (1.39)%     (1.40)%     (0.70)%      1.50%
Portfolio turnover                               105 %       147 %     313.5 %     297.1 %     121.4%

(1)  Computed using average shares outstanding.
(2)  Maximum sales load is not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.75%, 1.83%, 1.80%, 1.90% and 2.30% for the periods ended December 31, 1999,
     1998, 1997, 1996 and 1995, respectively.

38
                       See Notes to Financial Statements

Phoenix-Engemann Small & Mid-Cap Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                    CLASS B
                                          -----------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31
                                          -----------------------------------------------------------
                                                  1999            1998            1997           1996
Net asset value, beginning of period        $ 23.64         $ 20.87         $ 18.35         $16.44(6)
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)             (0.55)          (0.45)          (0.46)         (0.32)
  Net realized and unrealized gain
    (loss)                                    20.23            3.24            5.04           2.43
                                            -------         -------         -------         ------
      TOTAL FROM INVESTMENT OPERATIONS        19.68            2.79            4.58           2.11
                                            -------         -------         -------         ------
LESS DISTRIBUTIONS
  Dividends from net investment income           --              --              --             --
  Dividends from net realized gains              --              --           (2.06)         (0.20)
  In excess of accumulated net realized
    gains                                        --           (0.02)             --             --
                                            -------         -------         -------         ------
      TOTAL DISTRIBUTIONS                        --           (0.02)          (2.06)         (0.20)
                                            -------         -------         -------         ------
Change in net asset value                     19.68            2.77            2.52           1.91
                                            -------         -------         -------         ------
NET ASSET VALUE, END OF PERIOD              $ 43.32         $ 23.64         $ 20.87         $18.35
                                            =======         =======         =======         ======
Total return(2)                               83.25 %         13.39 %         25.49 %        12.84 %(5)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $73,863         $31,631         $17,298         $1,480
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           2.48 %(3)       2.53 %(3)       2.60 %(3)      2.60 %(4)
  Net investment income (loss)                (2.15)%         (2.14)%         (2.10)%        (2.20)%(4)
Portfolio turnover                              105 %           147 %         313.5 %        297.1 %

                                                                   CLASS C
                                          ----------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31
                                          ----------------------------------------------------------
                                              1999                1998           1997           1996
Net asset value, beginning of period        $ 23.63         $ 20.87         $18.35         $17.99(6)
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)             (0.55)          (0.45)         (0.47)         (0.29)
  Net realized and unrealized gain
    (loss)                                    20.21            3.23           5.05           0.85
                                            -------         -------         ------         ------
      TOTAL FROM INVESTMENT OPERATIONS        19.66            2.78           4.58           0.56
                                            -------         -------         ------         ------
LESS DISTRIBUTIONS
  Dividends from net investment income           --              --             --             --
  Dividends from net realized gains              --              --          (2.06)         (0.20)
  In excess of accumulated net realized
    gains                                        --           (0.02)            --             --
                                            -------         -------         ------         ------
      TOTAL DISTRIBUTIONS                        --           (0.02)         (2.06)         (0.20)
                                            -------         -------         ------         ------
Change in net asset value                     19.66            2.76           2.52           0.36
                                            -------         -------         ------         ------
NET ASSET VALUE, END OF PERIOD              $ 43.29         $ 23.63         $20.87         $18.35
                                            =======         =======         ======         ======
Total return(2)                               83.20 %         13.34 %        25.49 %         3.12 %(5)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $37,584         $15,023         $8,080            $54
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           2.48 %(3)       2.53 %(3)      2.60 %(3)      2.60 %(4)
  Net investment income (loss)                (2.15)%         (2.14)%        (2.10)%        (2.20)%(4)
Portfolio turnover                              105 %           147 %        313.5 %        297.1 %

(1)  Computed using average shares outstanding.
(2)  Maximum sales load is not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.50%, 2.58% and 2.60% for the periods ended December 31, 1999, 1998 and 1997, respectively.
(4)  Annualized.
(5)  Not annualized.
(6) The beginning net asset value per share of Class B and Class C shares equals the net asset value per share of the Class A shares as of the first day Class B and Class C shares were sold, September 18, 1996 and October 8, 1996, respectively.

                       See Notes to Financial Statements

PHOENIX-ENGEMANN VALUE 25 FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, ROGER ENGEMANN, CFA, JAMES MAIR, CFA, AND JOHN TILSON, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund seeks to provide substantial dividend income and long-term growth of capital by investing primarily in 25 high-yielding stocks of the S&P 500. Management believes the quantitative investment approach of the Phoenix-Engemann Value 25 Fund is an alternative to the popular strategy that buys the 10 highest yielding stocks in the Dow Jones Industrial Average and replaces them the following year.

Q: HOW DID THE FUND PERFORM FOR THE 12 MONTHS ENDED DECEMBER 31, 1999?

A: Class A shares returned (5.75)%, Class B shares returned (6.46)%, and Class C shares returned (6.49)% compared with a return of 21.14% for the S&P 500 Index(1) and an average return of 3.34% for a peer universe of 219 equity income funds, according to Lipper, Inc. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

Q: CAN YOU OUTLINE WHAT THE GOALS OF THE FUND ARE AND COMMENT ON HOW YOU FARED AGAINST THEM?

A: The Fund was developed with the following goals in mind:
   1. Provide diversification versus our traditional growth funds.
   2. Give investors an opportunity to invest in a contrarian fund.
   3. Maximize performance within those guidelines set out by the Fund's quantitative model.

  The Fund was a weak performer compared to the growth funds managed by Roger Engemann & Associates, Inc. Although we are not pleased with the results this year, we realize that 1999 was a year for growth, not value. This was the third year in a row that growth generally outperformed value in the market.

Q: WHY WERE VALUE STOCKS OUT OF FAVOR IN 1999?

A: Value stocks are usually found in cyclical industries such as basic materials, automotive and energy, and the Phoenix-Engemann Value 25 Fund holds many stocks from these sectors. Although the operating results for these companies were not necessarily poor in 1999, they paled in comparison to the operating results shown by technology companies. As a result, technology companies were great performers last year, while value stocks were left behind.

Q: WHAT IS YOUR OUTLOOK FOR THE FUND IN 2000?

A: After three years of poor relative performance by value stocks, investors are most likely tired of waiting for value to rebound. This psychology is reflected in the low valuation of value stocks, many of which have single-digit price/earnings valuation multiples. Despite recent performance, we know from history that both value and growth go through periods of outperformance. Of course, past performance is not a guarantee of future results, and we can't predict when a shift to value will happen. However, based on previous market cycles, we know a shift will eventually take place. We continue to recommend the Fund to investors who are looking for diversification versus our traditional growth funds.

                                                                JANUARY 31, 2000

(1) THE S&P 500 INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF STOCK MARKET TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.
40

Phoenix-Engemann Value 25 Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 12/31/99

                                          INCEPTION   INCEPTION
                                1 YEAR   TO 12/31/99     DATE
                                -------  -----------  ----------
Class A Shares at NAV(2)         (5.75)%       7.26%   12/17/96
Class A Shares at POP(3)        (10.22)        5.56    12/17/96
Class B Shares at NAV(2)         (6.46)        6.00      1/9/97
Class B Shares with CDSC(4)      (9.63)        5.19      1/9/97
Class C Shares at NAV(2)         (6.49)        6.00      1/9/97
Class C Shares with CDSC(4)      (6.49)        6.00      1/9/97
S&P 500 Index(7)                 21.14      Note 5       Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge. Prior to 1/20/98, the maximum front-end sales charge was 5.5%.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and O% thereafter.
(5) Index performance is 28.14% for Class A (since 12/17/96) and 27.10% for Class B and Class C (since 1/9/97), respectively.
(6) This chart illustrates POP returns on Class A Shares only. Returns on Class B and Class C Shares will vary due to differing sales charges.
(7) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The Index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 12/31

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       S&P 500 INDEX(7)  PHOENIX-ENGEMANN VALUE 25 FUND CLASS A(6)
12/96        $10,000.00                                  $9,525.00
96           $10,210.00                                  $9,725.00
97           $13,617.00                                 $11,662.00
98           $17,533.00                                 $12,505.00
99           $21,239.00                                 $11,786.00

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/17/96 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                       12/31/99
As a percentage of equity holdings

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Consumer Cyclicals  44%
Capital Goods       25%
Consumer Staples    20%
Basic Materials      7%
Energy               4%

Phoenix-Engemann Value 25 Fund

TEN LARGEST HOLDINGS AT DECEMBER 31, 1999 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Goodrich (B.F) Co. (The)                                       4.5%
        TWO BUSINESS SEGMENTS: BF GOODRICH AEROSPACE AND BF GOODRICH
        PERFORMANCE MATERIALS
    2.  Crown Cork & Seal Co., Inc.                                    4.3%
        MANUFACTURES PACKAGING PRODUCTS
    3.  Louisiana-Pacific Corp.                                        4.2%
        BUILDING-PRODUCTS FIRM
    4.  Fleetwood Enterprises, Inc.                                    4.2%
        MANUFACTURER OF RECREATIONAL VEHICLES
    5.  Springs Industries, Inc. Class A                               4.2%
        MANUFACTURER OF HOME FURNISHINGS AND SPECIALTY FABRICS
    6.  Stanley Works, The                                             4.2%
        MANUFACTURES TOOLS AND DOORS
    7.  Ford Motor Co.                                                 4.2%
        MANUFACTURES AND SELLS AUTOMOBILES, TRUCKS AND RELATED PARTS
        GLOBALLY
    8.  Fortune Brands, Inc.                                           4.2%
        SELLER OF HOME PRODUCTS, OFFICE PRODUCTS, GOLF PRODUCTS AND
        DISTILLED SPIRITS.
    9.  Ashland, Inc.                                                  4.2%
        OIL AND GAS REFINER AND MARKETER
   10.  ConAgra, Inc.                                                  4.2%
        DIVERSIFIED FOOD PRODUCTS COMPANY

                        INVESTMENTS AT DECEMBER 31, 1999


                                               SHARES          VALUE
                                              --------  --------------------
COMMON STOCKS--99.7%
AEROSPACE/DEFENSE--4.5%
Goodrich (B.F) Co. (The)................        39,500  $          1,086,250
AUTO PARTS & EQUIPMENT--7.6%
Dana Corp...............................        30,300               907,106
Snap-On Tools Inc.......................        34,700               921,719
                                                        --------------------
                                                                   1,828,825
                                                        --------------------
AUTOMOBILES--8.3%
Ford Motor Co...........................        19,000             1,015,312
General Motors Corp.....................        13,800             1,003,087
                                                        --------------------
                                                                   2,018,399
                                                        --------------------
BUILDING MATERIALS--3.5%
Armstrong World Industries, Inc.........        25,100               837,712
CONSUMER (JEWELRY, NOVELTIES & GIFTS)--4.2%
American Greetings Corp.................        42,700             1,008,788
CONTAINERS (METAL & GLASS)--4.3%
Crown Cork & Seal Co., Inc..............        46,400             1,038,200
ELECTRICAL EQUIPMENT--4.0%
Cooper Industries, Inc..................        24,100               974,544
ENGINEERING & CONSTRUCTION--3.4%
Foster Wheeler Corp.....................        93,400               828,925
FOODS--4.2%
ConAgra, Inc............................        44,900             1,013,056
HARDWARE & TOOLS--4.2%
Stanley Works, The......................        33,800             1,018,225

                                               SHARES          VALUE
                                              --------  --------------------
HOMEBUILDING--4.2%
Fleetwood Enterprises, Inc..............        49,800  $          1,027,125
HOUSEWARES--4.2%
Fortune Brands, Inc.....................        30,700             1,015,019
IRON & STEEL--3.1%
Allegheny Technologies. Inc.............        33,350               748,291
MANUFACTURING (DIVERSIFIED)--4.1%
National Service Industries, Inc........        33,600               991,200
OIL & GAS (REFINING & MARKETING)--4.2%
Ashland, Inc............................        30,800             1,014,475
PAPER & FOREST PRODUCTS--4.2%
Louisiana-Pacific Corp..................        72,100             1,027,425
PERSONAL CARE--4.1%
Avon Products, Inc......................        29,900               986,700
RETAIL (DRUG STORES)--3.7%
Rite Aid Corp...........................        80,100               896,119
RETAIL (GENERAL MERCHANDISE)--4.1%
Sears, Roebuck & Co.....................        32,800               998,350
SERVICES (COMMERCIAL & CONSUMER)--3.6%
Service Corp. International.............       123,900               859,556
SPECIALTY PRINTING--3.8%
Donnelley (R.R.) & Sons Co..............        36,600               908,138
TEXTILES (HOME FURNISHINGS)--4.2%
Springs Industries, Inc. Class A........        25,500             1,018,406

42                     See Notes to Financial Statements

Phoenix-Engemann Value 25 Fund


                                               SHARES          VALUE
                                              --------  --------------------
TRUCKS & PARTS--4.0%
PACCAR, Inc.............................        22,000  $            974,875
----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $28,459,025)                                     24,118,603
----------------------------------------------------------------------------

TOTAL INVESTMENTS--99.7%
(IDENTIFIED COST $28,459,025)                                     24,118,603(a)
Cash and receivables, less liabilities--0.3%                          80,463
                                                        --------------------
NET ASSETS--100.0%                                      $         24,199,066
                                                        ====================

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $548,216 and gross depreciation of $4,891,044 for federal income tax purposes. At December 31, 1999, the aggregate cost of securities for federal income tax purposes was $28,461,431.

                       See Notes to Financial Statements

Phoenix-Engemann Value 25 Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

ASSETS
Investment securities at value
  (Identified cost $28,459,025)                               $   24,118,603
Receivables
  Investment securities sold                                         331,591
  Dividends and interest                                              72,379
  Fund shares sold                                                    15,670
                                                              --------------
    Total assets                                                  24,538,243
                                                              --------------
LIABILITIES
Custodian                                                            164,938
Payables
  Fund shares repurchased                                             80,163
  Distribution fee                                                    38,739
  Investment advisory fee                                             15,823
  Administration fee                                                  12,565
  Trustees' fee                                                        5,428
Accrued expenses                                                      21,521
                                                              --------------
    Total liabilities                                                339,177
                                                              --------------
NET ASSETS                                                    $   24,199,066
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $   28,627,728
Undistributed net investment income                                   41,897
Accumulated net realized loss                                       (130,137)
Net unrealized depreciation                                       (4,340,422)
                                                              --------------
NET ASSETS                                                    $   24,199,066
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $13,500,475)                 1,462,302
Net asset value per share                                              $9.23
Offering price per share $9.23/(1-4.75%)                               $9.69

CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $7,546,010)                    823,212
Net asset value and offering price per share                           $9.17

CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $3,152,581)                    343,991
Net asset value and offering price per share                           $9.16

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
Dividends                                                     $      946,811
Interest                                                               8,455
                                                              --------------
    Total investment income                                          955,266
                                                              --------------
EXPENSES
Investment advisory fee                                              280,289
Distribution fee, Class A                                             41,044
Distribution fee, Class B                                            100,141
Distribution fee, Class C                                             46,957
Administration                                                       186,765
Professional                                                          17,042
Trustees                                                              11,694
                                                              --------------
    Total expenses                                                   683,932
    Less expenses borne by investment adviser                        (28,736)
                                                              --------------
    Net expenses                                                     655,196
                                                              --------------
NET INVESTMENT INCOME                                                300,070
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                    3,211,792
Net change in unrealized appreciation (depreciation) on
  investments                                                     (5,116,766)
                                                              --------------
NET LOSS ON INVESTMENTS                                           (1,904,974)
                                                              --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          ($   1,604,904)
                                                              ==============

44                     See Notes to Financial Statements

Phoenix-Engemann Value 25 Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                          Year Ended   Year Ended
                                           12/31/99     12/31/98
                                          -----------  -----------
FROM OPERATIONS
  Net investment income (loss)            $  300,070   $   334,618
  Net realized gain (loss)                 3,211,792     2,097,474
  Net change in unrealized appreciation
     (depreciation)                       (5,116,766)     (352,262)
                                          -----------  -----------
  NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS            (1,604,904)    2,079,830
                                          -----------  -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A            (199,489)     (211,860)
  Net investment income, Class B             (63,334)      (57,698)
  Net investment income, Class C             (25,820)      (35,805)
  Net investment income, Class M                  --          (335)
  Net realized gains, Class A             (1,953,603)     (869,860)
  Net realized gains, Class B             (1,144,495)     (538,067)
  Net realized gains, Class C               (477,608)     (327,380)
  In excess of net realized gains, Class
    A                                        (71,100)           --
  In excess of net realized gains, Class
    B                                        (41,654)           --
  In excess of net realized gains, Class
    C                                        (17,382)           --
                                          -----------  -----------

  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS         (3,994,485)   (2,041,005)
                                          -----------  -----------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (174,138
    and 447,148 shares, respectively)      2,143,783     5,386,173
  Net asset value of shares issued from
    reinvestment of distributions
    (229,321 and 92,048 shares,
    respectively)                          2,131,821     1,040,977
  Cost of shares repurchased (495,346
    and 673,296 shares, respectively)     (5,870,932)   (7,993,719)
                                          -----------  -----------
Total                                     (1,595,328)   (1,566,569)
                                          -----------  -----------
CLASS B
  Proceeds from sales of shares (107,152
    and 297,032 shares, respectively)      1,292,314     3,568,146
  Net asset value of shares issued from
    reinvestment of distributions
    (105,576 and 39,114 shares,
    respectively)                            975,535       439,118
  Cost of shares repurchased (336,907
    and 151,755 shares, respectively)     (3,840,069)   (1,790,599)
                                          -----------  -----------
Total                                     (1,572,220)    2,216,665
                                          -----------  -----------
CLASS C
  Proceeds from sales of shares (47,266
    and 249,615 shares, respectively)        586,348     2,992,809
  Net asset value of shares issued from
    reinvestment of distributions
    (49,536 and 30,269 shares,
    respectively)                            459,616       339,363
  Cost of shares repurchased (326,376
    and 130,943 shares, respectively)     (3,792,417)   (1,510,855)
                                          -----------  -----------
Total                                     (2,746,453)    1,821,317
                                          -----------  -----------
CLASS M
  Proceeds from sales of shares (0 and
    20,926 shares, respectively)                  --       256,291
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 28 shares, respectively)               --           335
  Cost of shares repurchased (0 and
    20,954 shares, respectively)                  --      (263,766)
                                          -----------  -----------
Total                                             --        (7,140)
                                          -----------  -----------
  NET INCREASE (DECREASE) IN NET ASSETS
    FROM SHARE TRANSACTIONS               (5,914,001)    2,464,273
                                          -----------  -----------
  NET INCREASE (DECREASE) IN NET ASSETS   (11,513,390)   2,503,098
NET ASSETS
  Beginning of period                     35,712,456    33,209,358
                                          -----------  -----------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $41,897 AND $30,470, RESPECTIVELY]    $24,199,066  $35,712,456
                                          ===========  ===========

                       See Notes to Financial Statements                      45

Phoenix-Engemann Value 25 Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                          CLASS A
                                  --------------------------------------------------------
                                                                                INCEPTION
                                         YEAR ENDED DECEMBER 31,                12/17/96
                                  --------------------------------------           TO
                                       1999         1998            1997        12/31/96
Net asset value, beginning of
  period                          $   11.64    $   11.56       $   10.11       $     10.00
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income (loss)         0.17         0.15(1)         0.17(1)             --(1)
  Net realized and unrealized
    gain (loss)                       (0.84)        0.66            1.95              0.11
                                  ---------    ---------       ---------       -----------
      TOTAL FROM INVESTMENT
        OPERATIONS                    (0.67)        0.81            2.12              0.11
                                  ---------    ---------       ---------       -----------
LESS DISTRIBUTIONS
  Dividends from net
    investment income                 (0.16)       (0.14)          (0.12)               --
  Dividends from net realized
    gains                             (1.52)       (0.59)          (0.55)               --
  In excess of net realized
    gains                             (0.06)          --              --                --
                                  ---------    ---------       ---------       -----------
      TOTAL DISTRIBUTIONS             (1.74)       (0.73)          (0.67)               --
                                  ---------    ---------       ---------       -----------
Change in net asset value             (2.41)        0.08            1.45              0.11
                                  ---------    ---------       ---------       -----------
NET ASSET VALUE, END OF PERIOD    $    9.23    $   11.64       $   11.56       $     10.11
                                  =========    =========       =========       ===========
Total return(2)                       (5.75)%       7.23%          21.10%             1.10%(5)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                       $13,500      $18,090         $19,518              $482

RATIO TO AVERAGE NET ASSETS
  OF:
  Operating expenses                   1.75%(3)      1.75%(3)       1.80%(3)          1.70%(4)
  Net investment income (loss)         1.32%        1.25%           1.40%             1.80%(4)
Portfolio turnover                      181%         135%           87.7%               --%

(1)  Computed using average shares outstanding.
(2)  Maximum sales load is not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.84%, 1.86% and 1.80% for the periods ended December 31, 1999, 1998 and 1997, respectively.
(4)  Annualized.
(5)  Not annualized.

46
                       See Notes to Financial Statements

Phoenix-Engemann Value 25 Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                   CLASS B
                                          -------------------------
                                           YEAR ENDED DECEMBER 31,
                                          -------------------------
                                             1999     1998     1997
Net asset value, beginning of period      $11.59   $ 11.53  $10.39(6)
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)              0.07      0.06(1)   0.08(1)
  Net realized and unrealized gain
    (loss)                                 (0.83)     0.65    1.67
                                          ------   -------  ------
      TOTAL FROM INVESTMENT OPERATIONS     (0.76)     0.71    1.75
                                          ------   -------  ------
LESS DISTRIBUTIONS
  Dividends from net investment income     (0.08)    (0.06)  (0.06)
  Dividends from net realized gains        (1.52)    (0.59)  (0.55)
  In excess of net realized gains          (0.06)       --      --
                                          ------   -------  ------
      TOTAL DISTRIBUTIONS                  (1.66)    (0.65)  (0.61)
                                          ------   -------  ------
Change in net asset value                  (2.42)     0.06    1.14
                                          ------   -------  ------
NET ASSET VALUE, END OF PERIOD            $ 9.17   $ 11.59  $11.53
                                          ======   =======  ======
Total return(2)                            (6.46)%    6.41%  16.97%(5)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)     $7,546   $10,981  $8,799
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)                     2.50%     2.50%   2.60%(4)
  Net investment income (loss)              0.56%     0.54%   0.70%(4)
Portfolio turnover                           181%      135%   87.7%

                                                   CLASS C
                                          -------------------------
                                           YEAR ENDED DECEMBER 31,
                                          -------------------------
                                             1999     1998     1997
Net asset value, beginning of period      $11.58   $11.52   $10.39(6)
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)              0.08     0.06(1)   0.09(1)
  Net realized and unrealized gain
    (loss)                                 (0.84)    0.65     1.66
                                          ------   ------   ------
      TOTAL FROM INVESTMENT OPERATIONS     (0.76)    0.71     1.75
                                          ------   ------   ------
LESS DISTRIBUTIONS
  Dividends from net investment income     (0.08)   (0.06)   (0.07)
  Dividends from net realized gains        (1.52)   (0.59)   (0.55)
  In excess of net realized gains          (0.06)      --       --
                                          ------   ------   ------
      TOTAL DISTRIBUTIONS                  (1.66)   (0.65)   (0.62)
                                          ------   ------   ------
Change in net asset value                  (2.42)    0.06     1.13
                                          ------   ------   ------
NET ASSET VALUE, END OF PERIOD            $ 9.16   $11.58   $11.52
                                          ======   ======   ======
Total return(2)                            (6.49)%   6.42%   17.01%(5)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)     $3,153   $6,642   $4,893
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)                     2.50%    2.50%    2.60%(4)
  Net investment income (loss)              0.57%    0.52%    0.80%(4)
Portfolio turnover                           181%     135%    87.7%

(1)  Computed using average shares outstanding.
(2)  Maximum sales load is not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.59%, 2.61% and 2.60% for the periods ended December 31, 1999, 1998 and 1997, respectively.
(4)  Annualized.
(5)  Not annualized.
(6) The beginning net asset value per share of Class B and Class C shares equals the net asset value per share of the Class A shares as of the first day Class B and Class C shares were sold, January 9, 1997.

                       See Notes to Financial Statements

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999

1. SIGNIFICANT ACCOUNTING POLICIES

  The Phoenix-Engemann Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. To date, five Funds are offered for sale: Phoenix-Engemann Balanced Return Fund, Phoenix-Engemann Focus Growth Fund, Phoenix-Engemann Nifty Fifty Fund, Phoenix-Engemann Small & Mid-Cap Growth Fund and Phoenix-Engemann Value 25 Fund, collectively referred to as the "Funds," are series of The Phoenix-Engemann Funds. Each Fund represents an investment in a separate diversified fund with its own investment objectives. BALANCED RETURN FUND seeks to maximize a total investment return consistent with reasonable risk through a balanced approach. FOCUS GROWTH FUND seeks to achieve long-term capital appreciation. NIFTY FIFTY FUND seeks to achieve long-term capital appreciation by investing in approximately 50 different securities. SMALL & MID-CAP GROWTH FUND seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of companies with market capitalizations below $1.5 billion. VALUE 25 FUND seeks to achieve dividend income and long-term growth of capital by investing in equity securities which the Adviser believes offer the best potential for current dividend yield and long-term capital appreciation.

  Each Fund offers Class A, Class B and Class C shares. Class M shares have been closed. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Funds are borne pro rata by the holders of all classes of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Trust is notified. Realized gains and losses are determined on the identified cost basis. The Trust does not amortize premiums but does amortize discounts.

C. INCOME TAXES:

  Each Fund is treated as a separate taxable entity. It is the policy of each Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, operating losses and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in the exchange rates and that portion arising from changes in the market prices of securities.

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999 (CONTINUED)

F. FORWARD CURRENCY CONTRACTS:

  The Small & Mid-Cap Growth Fund and the Value 25 Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. FUTURES CONTRACTS:

  A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. The Small & Mid-Cap Growth Fund and the Value 25 Fund may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as daily variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

H. OPTIONS:

  Each Fund may write covered options or purchase options contracts for purpose of hedging against changes in the market value of the underlying securities or foreign currencies. Additionally, each Fund may buy and sell options on domestic and foreign securities indices for hedging purposes.

  Each Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist from the contracts.

  Each Fund may purchase options which are included in the Fund's Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

I. EXPENSES:

  Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

J. LOAN AGREEMENTS:

  The Funds may invest in direct debt instruments which are invested in amounts owed by a corporation, governmental, or other borrower to lenders or lending syndicates. The Funds' investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Funds have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Funds may be subject to the credit risk of both the borrower and lender that is selling the loan agreement. For loans which the Funds are a participant, the Funds may not sell their participation in the loan without the lender's prior consent. When the Funds purchase assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999 (CONTINUED)

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  As compensation for its services to the Trust, the Adviser, Roger Engemann & Associates, Inc. ("REA", or the "Adviser"), a wholly owned subsidiary of Pasadena Capital Corporation, which in turn is a wholly owned subsidiary of Phoenix Investment Partners, Ltd. a publicly-traded company 60% owned by Phoenix Home Life Mutual Insurance Company, is entitled to a fee, based upon the following annual rates as a percentage of the average daily net assets of each
Fund:

                                 First $50   Next $450   Over $500
                                  Million     Million     Million
                                 ---------   ---------   ---------
Balanced Return Fund...........    0.80%       0.70%       0.60%
Focus Growth Fund..............    0.90%       0.80%       0.70%
Nifty Fifty Fund...............    0.90%       0.80%       0.70%
Small & Mid-Cap Growth Fund....    1.00%       0.90%       0.80%
Value 25 Fund..................    0.90%       0.80%       0.70%

  The Adviser furnishes advice and recommendations with respect to the Funds' securities portfolios, supervises the Funds' investments, provides Fund accounting and pricing, and provides the Trust's Board of Trustees with periodic and special reports on investment securities, economic conditions and other pertinent subjects. The Adviser also performs various administrative and shareholder services for each Fund under separate administration agreements. All normal operating expenses of the Funds, except for fees and expenses associated with investment management services, service fees, distribution fees, Trustees' fees, audit fees and certain legal fees are paid by the Adviser pursuant to the administration agreements.

  Phoenix Equity Planning Corporation ("PEPCO") an indirect majority-owned subsidiary of PHL, which serves as the national distributor of the Trust's shares has advised the Trust that it retained net selling commissions of $165,377 for Class A shares and deferred sales charges of $605,796 for Class B shares and $104,512 for Class C shares for the year ended December 31, 1999. In addition, each Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares applied to the average daily net assets of each Fund. The distributor has advised the Trust that of the total amount expensed for the year ended December 31, 1999 $3,067,353 was retained by the Distributor, $3,181,340 was paid out to unaffiliated Participants and $62,393 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  As Administrator of the Funds, PEPCO received a fee for bookkeeping, administration, and pricing services at an annual rate of 0.60% of average daily net assets up to $50 million, 0.50% of average daily net assets of $50 million to $500 million, 0.40% of average daily net assets of $500 million through $625 million, and 0.30% of average daily net assets greater than $625 million: a minimum fee may apply.

  PEPCO has voluntarily agreed to waive, when necessary, a portion of its administration fee so that Other Operating Expenses (operating expenses excluding management fees and 12b-1 fees) do not exceed the following limits:

                          1st
                          $50      Next $450   Next $125   Over $625
                        Million     Million     Million     Million
                        --------   ---------   ---------   ---------
Balanced Return
  Fund................   1.09%       0.60%       0.40%       0.40%
Focus Growth Fund.....   0.99%       0.50%       0.30%       0.30%
Nifty Fifty Fund......   0.99%       0.50%       0.30%       0.30%
Small & Mid-Cap Growth
  Fund................   0.60%       0.50%       0.40%       0.40%
Value 25 Fund.........   0.60%       0.50%       0.40%       0.40%

  PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent.

3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities during the year ended December 31, 1999 (excluding U.S. Government and agency securities, short-term securities, futures contracts and forward currency contracts) aggregated the following:

                                        Purchases         Sales
                                      --------------  --------------
Balanced Return Fund................   $105,134,124    $ 50,064,234
Focus Growth Fund...................    325,532,121     370,651,989
Nifty Fifty Fund....................    184,573,540     180,403,737
Small & Mid Cap Growth Fund.........    145,720,819     130,587,780
Value 25 Fund.......................     55,409,000      64,715,111

  Purchases and sales of U.S. Government and agency securities during the year ended December 31, 1999, aggregated $41,695,734 and $19,924,453 respectively, for the Balanced Return Fund.

At December 31, 1999, the Focus Growth Fund had outstanding written options as follows:

                          Shares Subject    Expiration       Exercise         Market
Call Options                 to Call           Date           Price           Value
------------              --------------  --------------  --------------  --------------
Carnival Corp...........     150,000           1/22           $45.00         $384,375
Texas Instruments,
  Inc...................      60,000           1/22           110.00           93,750

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999 (CONTINUED)

Written option activity for the year ended December 31, 1999, for the Focus Growth Fund aggregated the following:

                                             Number of       Amount of
                                              Options         Premium
                                           --------------  --------------
Options outstanding at December 31,
  1998...................................          --        $       --
Options written..........................       6,100         1,623,900
Options canceled in closing purchase
  transactions...........................          --                --
Options expired..........................      (3,000)         (472,234)
Options exercised........................      (1,000)         (134,250)
                                               ------        ----------
Options outstanding at December 31,
  1999...................................       2,100        $1,017,416
                                               ======        ==========

4. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

5. CAPITAL LOSS CARRYOVERS

  The following Funds have capital loss carryovers, expiring in 2006, which may be used to offset future capital gains.

Small & Mid-Cap Growth Fund..............  $ 4,320,592

  Under current tax law, capital loss realized after October 31, may be deferred and treated as occurring on the first day of the following tax year. For the calendar year ended December 31, 1999, the Balanced Return Fund and the Value 25 Fund elected to defer losses occurring between November 1, 1999 and December 31, 1999 in the amounts of $17,366 and $139,062, respectively.

6. RECLASSIFICATION OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of December 31, 1999, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

                           Undistributed    Accumulated      Capital paid in
                           net investment   net realized      on shares of
                           income (loss)    gain (loss)    beneficial interest
                           --------------  --------------  -------------------
Balanced Return Fund.....    $   25,941     $    23,819        $   (49,760)
Focus Growth Fund........     7,242,469      (8,158,548)           916,079
Nifty Fifty Fund.........     5,531,589      (5,050,614)          (480,975)
Small & Mid-Cap Growth
  Fund...................     2,227,655           1,903         (2,229,558)

7. OTHER

  On October 20, 1999, the Board of Trustees of Phoenix-Engemann Funds unanimously approved an Agreement and Plan of reorganization relating to the proposed combination of the Phoenix-Aberdeen Worldwide Opportunities Fund and the Phoenix-Engemann Global Growth Fund.

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999 (CONTINUED)

  Pursuant to the Agreement, the Global Growth Fund transferred substantially all of its assets to the Worldwide Opportunities Fund in exchange for shares of the Worldwide Opportunities Fund and the assumption by the Worldwide Opportunities Fund of certain identified liabilities of the Global Growth Fund. Following the exchange, the Global Growth Fund distributed the shares of the Worldwide Opportunities Fund to its shareholders pro rata, in liquidation of the Global Growth Fund.

TAX INFORMATION NOTICE (UNAUDITED)

  For the fiscal year ended December 31, 1999, the following Funds distributed long-term capital gain dividends as follows:

Balanced Return Fund....................   $  8,937,070
Focus Growth Fund.......................    122,083,343
Nifty Fifty Fund........................     43,569,850
Value 25 Fund...........................        201,184

  For federal income tax purposes, a percentage of the ordinary income dividends paid by the following Funds qualify for the dividends received deduction for corporate shareholders:

Balanced Return Fund........................  76.54%
Value 25 Fund...............................  28.60%

  This report is not authorized for distribution to prospective investors in the Phoenix-Engemann Funds unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS

[LOGO]

To the Trustees and Shareholders
of The Phoenix-Engemann Funds

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Phoenix-Engemann Balanced Return Fund, Phoenix-Engemann Focus Growth Fund (formerly Phoenix-Engemann Growth Fund), Phoenix-Engemann Nifty Fifty Fund, Phoenix-Engemann Small & Mid-Cap Growth Fund, and the Phoenix-Engemann Value 25 Fund (constituting the Phoenix-Engemann Funds, hereafter referred to as the "Fund") at December 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
February 11, 2000

PHOENIX-ENGEMANN FUNDS
600 North Rosemead Boulevard
Pasadena, California 91107-2133

TRUSTEES
Roger Engemann
Barry E. McKinley
Robert L. Peterson
Richard C. Taylor
Angela Wong

OFFICERS
Roger Engemann, President
Malcolm Axon, Chief Financial Officer
Tina L. Mitchell, Secretary
John S. Tilson, Vice President
Thomas N. Steenburg, General Counsel and
  Vice President

INVESTMENT ADVISERS
Roger Engemann & Associates ("REA")
600 North Rosemead Boulevard
Pasadena, California 91107-2133

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

CUSTODIAN
Union Bank of California
475 Sansome Street
San Francisco, California 94111

TRANSFER AGENT
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US

The Fund Connection               1-800-243-1574
Customer Service                  1-800-243-1574 (option 0)
Investment Strategy Hotline       1-800-243-4361 (option 2)
Marketing Department              1-800-243-4361 (option 3)
Text Telephone                    1-800-243-1926
www.phoenixinvestments.com

PHOENIX EQUITY PLANNING CORPORATION                               PRSRT STD
PO Box 2200                                                      U.S. Postage
Enfield CT 06083-2200                                              P A I D
                                                                Springfield, MA
                                                                 Permit No. 444




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